Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended September 30, 2006

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national or local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget; governmental approvals, actions and initiatives; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended September 30, 2006

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Third Quarter Review / Shareholder Information

New Plan is one of the nation’s largest real estate companies, focusing on the ownership, management and development of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 477 properties, including 175 properties held through joint ventures, and total assets of approximately $3.5 billion.  The properties are strategically located across 39 states and include 461 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 68.1 million square feet of gross leasable area, and 16 related retail real estate assets, with approximately 694,000 square feet of gross leasable area.

Third Quarter Review

Financial Review

•                  On August 25, 2006, the Company amended and restated its existing $350 million unsecured revolving credit facility (the Amended Revolver) and added an accordion feature to the Amended Revolver that allows the Company, subject to certain conditions, to increase the amount that can be borrowed under the Amended Revolver to $500 million.  The Amended Revolver bears interest at LIBOR plus 55 basis points (based on the Company’s current credit ratings) and incurs an annual facility fee of 15 basis points, resulting in an aggregate 15 basis point reduction in the effective interest rate of the Amended Revolver.  The Amended Revolver is scheduled to mature on August 25, 2010, with a one-year extension option.  On August 25, 2006, the Company also amended and restated its existing $150 million secured term loan (the Amended Term Loan).  The Amended Term Loan bears interest at LIBOR plus 55 basis points (based on the Company’s current credit ratings), which represents a 30 basis point reduction in the effective interest rate of the Amended Term Loan, and is scheduled to mature on August 25, 2010.

•                  On September 19, 2006, the Company completed an offering of $200 million aggregate principal amount of 3.70 percent convertible senior notes due 2026.  At certain dates, and upon the occurrence of certain events, the notes are convertible into cash up to their principal amount and, with respect to the remainder, if any, of the conversion value in excess of such principal amount, cash or shares of the Company’s common stock.  The initial conversion rate will be 30.5506 shares per $1,000 principal amount of notes (which is equivalent to an initial conversion price of $32.73 per share).  On or after September 20, 2011, the Company may redeem all or a portion of the notes at a redemption price equal to the principal amount of the notes plus any accrued interest.  In addition, on September 20, 2011, September 15, 2016, and September 15, 2021, or upon the occurrence of certain change in control transactions prior to September 20, 2011, note holders may require the Company to repurchase all or a portion of the notes at a purchase price equal to the principal amount plus any accrued and unpaid interest on the notes.  Net proceeds from the offering were used to repurchase approximately $50 million of the Company’s common stock at a price of $26.83 per share and for general corporate purposes, including the repayment of outstanding borrowings under the Amended Revolver.

Activity Review

•                  During the third quarter of 2006, the Company acquired two shopping centers and a land parcel totaling approximately 316,000 square feet of gross leaseable area (GLA) and 40 acres for an aggregate purchase price of approximately $64.4 million.  During the first nine months of 2006, the Company acquired, including through co-investments with its joint venture partners, an aggregate of 13 shopping centers; three buildings adjacent to shopping centers owned by the Company or a joint venture; and

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Third Quarter Review / Shareholder Information

two land parcels for an aggregate of approximately $280.6 million.  The acquisitions totaled approximately 2.8 million square feet of GLA and approximately 58 acres.  Acquisitions completed during the third quarter are summarized below:

Company Portfolio (aggregate purchase price of approximately $64.4 million)

•                  On September 21, 2006, the Company acquired Shoppes at Hickory Hollow, a 144,469 square foot shopping center located in Antioch, Tennessee (a suburb of Nashville) and anchored by Kroger, for approximately $15.5 million, including approximately $10.8 million of assumed mortgage indebtedness.

•                  On September 22, 2006, the Company acquired The Quentin Collection, a 171,179 square foot shopping center located in Kildeer, Illinois and anchored by Best Buy, Fresh Market, PetSmart and Stein Mart, for approximately $38.2 million.

•                  On September 29, 2006, the Company acquired a 40-acre land parcel (the Shoppes at Cinnaminson) located in Cinnaminson, New Jersey for approximately $10.7 million.  The Company expects to develop an approximately 330,000 square foot community shopping center on the land, which was formerly the site of Cinnaminson Mall, a functionally obsolete enclosed mall.

•                  During the third quarter of 2006, the Company generated an aggregate of approximately $22.2 million of proceeds through the sale of six shopping centers.  Properties sold during the quarter include: Friendswood Square, a 77,587 square foot shopping center located in Friendswood, Texas; Southgate Plaza, a 59,816 square foot shopping center located in Albany, Georgia; North Leg Plaza, a 118,580 square foot shopping center located in Augusta, Georgia; Southgate Plaza, a 39,262 square foot shopping center located in Cordele, Georgia; Westgate, a 16,307 square foot shopping center located in Tifton, Georgia; and South Park, a 55,583 square foot shopping center located in Aiken, South Carolina.  During the first nine months of 2006, the Company generated an aggregate of approximately $51.1 million of proceeds through the culling of non-core and non-strategic properties and the disposition of one property and one land parcel held through joint ventures.

Portfolio Review

•                  At the end of the third quarter, the GLA for the Company’s stabilized community and neighborhood shopping centers, including its pro rata share of unconsolidated joint venture properties, was approximately 93.3 percent leased.  The GLA for the Company’s total community and neighborhood shopping center portfolio, which includes redevelopment properties and the Company’s pro rata share of unconsolidated joint venture properties, was approximately 90.9 percent leased as of September 30, 2006.

•                  During the third quarter, 158 new leases, aggregating approximately 667,000 square feet, were signed at an average annual base rent (ABR) of $12.13 per square foot and 247 renewal leases, aggregating approximately 1.2 million square feet, were signed at an average ABR of $9.38 per square foot.  The average increase in ABR on a cash-basis was 14.5 percent for new leases signed on comparable space and 7.9 percent for renewal leases. On a GAAP-basis, the average increase in ABR was 23.4 percent for new leases signed on comparable space and 12.8 percent for renewal leases. During the first nine months of 2006, the Company executed a total of 1,230 new and renewal leases aggregating approximately 6.5 million square feet, including 450 new leases, aggregating approximately 2.3 million square feet, which were signed at an average ABR of $11.02 per square foot and 780 renewal leases, aggregating approximately 4.2 million square feet, which were signed at an average ABR of $9.61 per square foot.  The average increase in ABR on a cash-basis was 14.4 percent for new leases signed on comparable space and 8.5 percent for renewal leases.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Third Quarter Review / Shareholder Information

Shareholder Information

Corporate Headquarters
New Plan Excel Realty Trust, Inc.
420 Lexington Avenue
New York, NY  10170
Phone:  212-869-3000
Fax:  212-869-3989
www.newplan.com

Exchange Listing
New York Stock Exchange
Common stock: NXL
Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings
Fitch:  BBB+
Moody’s:  Baa2
Standard & Poor’s:  BBB

Quarterly Results
The Company expects to announce quarterly results as follows:

Fourth quarter and year-end 2006: February 22, 2007
First quarter 2007: May 3, 2007
Second quarter 2007: August 2, 2007

Transfer Agent and Registrar
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI  02940
Phone:  800-730-6001
www.computershare.com

Corporate Communications Department
Shareholders seeking financial and operating information may contact:

Stacy Slater
Senior Vice President - Corporate Communications
Phone:  212-869-3000
Fax:  212-869-3989
E-mail:   corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Balance Sheets

(Unaudited, dollars in thousands, except footnotes)

	As Of
	09/30/06	06/30/06	03/31/06	12/31/05
Assets:
Land	$729,119	$735,880	$724,728	$724,901
Buildings and improvements	2,788,683	2,694,357	2,681,789	2,668,177
Less: accumulated depreciation and amortization	(427,316)	(408,362)	(392,242)	(376,816)
Net real estate	3,090,486	3,021,875	3,014,275	3,016,262
Real estate held for sale	19,276	35,337	19,643	19,244
Cash and cash equivalents	14,673	9,234	10,497	9,202
Restricted cash (1)	18,660	19,657	20,173	19,906
Marketable securities	5,761	3,269	3,547	3,014
Receivables
Trade, net of allowance for doubtful accounts of (September 30, 2006- $23,129, June 30, 2006- $29,339, March 31, 2006- $28,469, December 31, 2005- $27,540)	26,797	21,659	19,486	20,751
Deferred rent, net of allowance of (September 30, 2006- $1,855, June 30, 2006- $1,650, March 31, 2006- $1,590, December 31, 2005- $1,592)	30,848	30,748	30,229	29,314
Other	23,545	21,432	22,595	25,138
Mortgages and notes receivable	2,524	731	761	795
Prepaid expenses and deferred charges	52,611	47,402	52,768	43,346
Investments in / advances to unconsolidated ventures (2)	85,806	85,099	85,199	95,538
Intangible assets, net of accumulated amortization of (September 30, 2006-$15,609, June 30, 2006- $15,216, March 31, 2006- $13,015, December 31, 2005- $10,927) (3)	74,173	73,019	75,280	78,046
Other assets (4)	14,291	11,747	11,476	9,206

TOTAL ASSETS	$3,459,451	$3,381,209	$3,365,929	$3,369,762

Liabilities:
Mortgages payable, including unamortized premium of (September 30, 2006-$11,637, June 30, 2006- $12,382, March 31, 2006- $13,127, December 31, 2005- $13,871)	$436,470	$430,948	$425,605	$433,653
Notes payable, net of unamortized discount of (September 30, 2006- $6,156, June 30, 2006- $4,381, March 31, 2006- $4,601, December 31, 2005- $4,822)	1,166,848	966,791	967,505	968,347
Credit agreements	150,000	235,000	230,000	215,000
Capital leases	27,598	27,694	27,788	27,881
Dividends payable	37,484	37,957	37,883	37,826
Other liabilities (5)	127,431	116,833	113,167	127,369
Tenant security deposits	10,574	10,997	10,921	10,641
TOTAL LIABILITIES	1,956,405	1,826,220	1,812,869	1,820,717

Minority interest in consolidated partnership and joint ventures	56,088	57,110	56,908	57,659

Stockholders' equity:
Preferred stock	10	10	10	10
Common stock	1,031	1,047	1,044	1,042
Additional paid-in capital	2,003,205	2,045,643	2,040,361	2,036,880
Accumulated other comprehensive income	(11,067)	(7,117)	(7,163)	(8,074)
Less: accumulated distributions in excess of net income	(546,221)	(541,704)	(538,100)	(538,472)
TOTAL STOCKHOLDERS' EQUITY	1,446,958	1,497,879	1,496,152	1,491,386

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,459,451	$3,381,209	$3,365,929	$3,369,762

(1)              Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2)             Represents direct equity investments in Arapahoe Crossings, L.P.; BPR Land Partnership, L.P.; BPR Shopping Center, L.P.; BPR South, L.P.; CA New Plan Acquisition Fund, LLC; CA New Plan Venture Direct Investment Fund, LLC; CA New Plan Venture Fund, LLC; Galileo America LLC; NP/I&G Institutional Retail Company, LLC; NP/I&G Institutional Retail Company II, LLC; NPK Redevelopment I, LLC and Westgate Mall, LLC.

(3)             Includes the value of intangible assets allocated in accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations ("SFAS No. 141"), as well as amounts paid to acquire certain management rights in connection with the Galileo Transactions, as described in the Company's Supplemental Disclosure for the quarter ended September 30, 2005.

(4)             Other assets include: deposits, the value of certain of the Company's swaps and furniture and fixtures.

(5)             Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables, as well as amounts allocated for below market leases in accordance with SFAS No. 141.

The above does not purport to disclose all items required under generally accepted accounting principles ("GAAP").

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 and Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Income Statements
(Unaudited, in thousands, except per share amounts and footnotes)

							Twelve
	Three Months Ended						Months Ended
	09/30/06	06/30/06	03/31/06	09/30/05	06/30/05	03/31/05	12/31/05
Rental Revenues:
Rental income	$83,149	$83,671	$89,364	$88,422	$98,957	$98,230	$367,808
Percentage rents	1,119	1,020	2,361	890	1,539	2,507	5,862
Expense reimbursements	28,688	26,810	21,914	22,228	28,567	25,040	99,793
TOTAL RENTAL REVENUES	112,956	111,501	113,639	111,540	129,063	125,777	473,463

Rental Operating Expenses:
Operating costs	19,124	18,306	18,701	17,474	20,494	21,338	77,627
Real estate taxes	16,223	14,256	14,281	15,022	18,230	15,990	65,818
Provision for doubtful accounts	1,685	2,273	2,179	4,466	2,012	2,655	11,281
TOTAL RENTAL OPERATING EXPENSES	37,032	34,835	35,161	36,962	40,736	39,983	154,726
NET OPERATING INCOME	75,924	76,666	78,478	74,578	88,327	85,794	318,737

Other Income:
Fee income (1)	4,036	3,480	3,969	3,228	1,346	1,579	10,957
Interest, dividend and other income	889	843	835	1,836	780	955	4,225
Equity in income of unconsolidated ventures (1)	1,103	1,172	1,494	755	441	689	4,045
TOTAL OTHER INCOME	6,028	5,495	6,298	5,819	2,567	3,223	19,227

Other Expenses:
Interest expense	23,480	22,894	22,781	39,554	28,178	27,331	118,044
Depreciation and amortization	22,707	22,138	23,121	22,025	24,389	25,109	92,125
General and administrative	6,713	7,327	7,011	9,779	4,606	4,585	26,359
TOTAL OTHER EXPENSES	52,900	52,359	52,913	71,358	57,173	57,025	236,528

Income before real estate sales, impairment of real estate and minority interest	29,052	29,802	31,863	9,039	33,721	31,992	101,436
Gain on sale of real estate (2)	—	—	—	186,942	—	—	186,908
Impairment of real estate	—	—	—	(859)	—	—	(859)
Minority interest in income of consolidated partnership and joint ventures	(210)	(201)	(150)	(4,359)	(1,134)	(282)	(5,953)
INCOME FROM CONTINUING OPERATIONS	28,842	29,601	31,713	190,763	32,587	31,710	281,532

Discontinued Operations:
Results of discontinued operations	106	856	1,174	2,303	1,417	1,973	7,005
Gain on sale of discontinued operations (3) (4) (5)	4,234	4,419	5,720	2,979	6,693	5,004	17,787
Impairment of real estate held for sale	—	(207)	(98)	—	—	—	—
INCOME FROM DISCONTINUED OPERATIONS	4,340	5,068	6,796	5,282	8,110	6,977	24,792

NET INCOME	$33,182	$34,669	$38,509	$196,045	$40,697	$38,687	$306,324
Preferred dividends	(5,494)	(5,489)	(5,484)	(5,475)	(5,471)	(5,467)	(21,888)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	27,688	29,180	33,025	190,570	35,226	33,220	284,436
Minority interest in income of consolidated partnership	210	201	150	4,359	251	282	5,070
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$27,898	$29,381	$33,175	$194,929	$35,477	$33,502	$289,506

NET INCOME PER COMMON SHARE - BASIC	$0.26	$0.28	$0.32	$1.84	$0.34	$0.32	$2.75
NET INCOME PER COMMON SHARE - DILUTED	0.25	0.27	0.31	1.82	0.33	0.32	2.71

Weighted average common shares outstanding - basic	104,506	104,493	104,257	103,460	103,164	102,820	103,393
ERP partnership units	2,907	2,924	2,924	2,369	2,264	1,964	2,337
Options and contingently issuable shares	1,779	1,425	1,350	865	982	1,042	1,003
Convertible debt	237	—	—	89	231	165	35
Restricted stock	19	52	71	52	44	144	66
Weighted average common shares outstanding - diluted	109,448	108,894	108,602	106,835	106,685	106,135	106,834

(1)             For the three months ended September 30, 2006, June 30, 2006 and March 31, 2006, the Company's ownership interest in Fee income has been reclassified to Equity in income of unconsolidated ventures.

(2)             Represents the gain on sale of 69 community and neighborhood shopping centers in conjunction with the Galileo Transactions, as described in the Company's September 30, 2005 Supplemental Disclosure.

(3)             For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company's pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures, a joint venture in which the Company previously had a 50 percent interest.

(4)             For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

(5)             For the three months ended September 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $2.295 million, which represents the Company's gain on the sale of its ownership interest in BPR West, L.P., a joint venture in which the Company previously held a 50 percent interest.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 and Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc
Supplemental Disclosure - Quarter Ended September 30, 2006

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

							Twelve
	Three Months Ended						Months Ended
	09/30/06	06/30/06	03/31/06	09/30/05	06/30/05	03/31/05	12/31/05
Funds from Operations: (1)
Net income available to common stockholders - diluted	$27,898	$29,381	$33,175	$194,929	$35,477	$33,502	$289,506
Deduct:
Minority interest in income of consolidated partnership, excluding gain allocation	(210)	(201)	(150)	(3)	(251)	(282)	(714)
Net income available to common stockholders - basic	27,688	29,180	33,025	194,926	35,226	33,220	288,792
Add:
Depreciation and amortization
Continuing operations real estate assets	21,851	21,317	22,228	21,638	24,013	24,700	90,563
Discontinued operations real estate assets	3	133	154	634	853	988	3,013
Pro rata share of joint venture real estate assets	2,263	2,049	3,847	947	627	565	3,732
Deduct:
Gain on sale of real estate (2)	—	—	—	(186,942)	—	—	(186,908)
Gain on sale of discontinued operations (2) (3)	(4,234)	(1,923)	(5,532)	(451)	(4,611)	(3,732)	(11,818)
Pro rata share of joint venture gain on sale of real estate (2)	—	(78)	—	(40)	—	—	(406)
FUNDS FROM OPERATIONS - BASIC	47,571	50,678	53,722	30,712	56,108	55,741	186,968
Add:
Minority interest in income of consolidated partnership, excluding gain allocation	210	201	150	3	251	282	714
FUNDS FROM OPERATIONS - DILUTED	$47,781	$50,879	$53,872	$30,715	$56,359	$56,023	$187,682

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.46	$0.48	$0.52	$0.30	$0.54	$0.54	$1.81
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.44	0.47	0.50	0.29	0.53	0.53	1.76

Funds from operations - diluted	$47,781	$50,879	$53,872	$30,715	$56,359	$56,023	$187,682
Add:
Impairment of real estate	—	—	—	859	—	—	859
Impairment of real estate held for sale	—	207	98	—	—	—	—
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$47,781	$51,086	$53,970	$31,574	$56,359	$56,023	$188,541

FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.44	$0.47	$0.50	$0.30	$0.53	$0.53	$1.76

Weighted average common shares outstanding - basic	104,506	104,493	104,257	103,460	103,164	102,820	103,393
ERP partnership units	2,907	2,924	2,924	2,369	2,264	1,964	2,337
Options and contingently issuable shares	1,779	1,425	1,350	865	982	1,042	1,003
Convertible debt	237	—	—	89	231	165	35
Restricted stock	19	52	71	52	44	144	66
Weighted average common shares outstanding - diluted	109,448	108,894	108,602	106,835	106,685	106,135	106,834

Special Dividend per Common Share (4)	$—	$—	$—	$3.00000	$—	$—	$3.00000
Dividend per Common share	0.31250	0.31250	0.31250	0.31250	0.41250	0.41250	1.45000
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	3.90000
Dividend per Preferred E share	0.47656	0.47656	0.47656	0.47656	0.47656	0.47656	1.90624

Common dividends (5)	$32,254	$32,784	$32,652	$343,310	$42,689	$42,523	$461,159
Preferred D dividends (6)	1,682	1,677	1,672	1,663	1,659	1,654	6,644
Preferred E dividends	3,812	3,812	3,812	3,812	3,812	3,812	15,248
TOTAL DISTRIBUTIONS	$37,748	$38,273	$38,136	$348,785	$48,160	$47,989	$483,051

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Funds from Operations / Capital Expenditures

(In thousands, except footnotes)

							Twelve
	Three Months Ended						Months Ended
	09/30/06	06/30/06	03/31/06	09/30/05	06/30/05	03/31/05	12/31/05
Capital Expenditures (7):
New development (8)	$2,391	$521	$1,459	$1,171	$3,778	$3,726	$9,358
Building additions and expansions (9)	23,000	25,862	22,410	55,329	31,662	26,794	147,828
Building improvements capitalized (10)	2,828	1,215	1,188	2,609	2,673	1,764	9,291
Tenant improvements	2,733	2,034	1,857	1,641	2,116	1,691	7,873
Leasing commissions	2,249	1,589	1,733	2,299	1,845	2,335	7,067
TOTAL CAPITAL EXPENDITURES	$33,201	$31,221	$28,647	$63,049	$42,074	$36,310	$181,417

Additional Disclosure:
Lease termination fees	$522	$530	$5,352	$1,021	$1,047	$1,489	$5,415
Straight line rents	597	1,210	2,633	900	2,585	1,033	6,163
Pro rata share of joint venture straight line rents	183	151	185	135	101	170	713
Above- and below- market rent amortization	457	372	407	61	(121)	(4)	210
Pro rata share of joint venture above- and below- market rent amortization	164	164	137	35	(12)	39	334
Gain on sale of land	—	2,496	188	2,528	2,082	1,272	5,969
Pro rata share of joint venture gain on sale of land	—	—	385	—	—	—	—
Capitalized interest (7)	3,161	3,112	2,960	1,762	2,181	1,230	8,484

(1)             Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures.

                           On October 1, 2003, the National Association of Real Estate Investment Trusts ("NAREIT"), based on discussions with the Securities and Exchange Commission ("SEC"), provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company presents FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company ("prior calculation").

                           Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization on real estate assets, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to meet the Company’s cash needs, including its ability to make distributions. In addition, the computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

(2)             Excludes gain / loss on sale of land.

(3)             For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company's pro rata share of the gain on sale of Rodney Village, a property previously owned by Benbrooke Ventures.

(4)             In conjunction with the Galileo Transactions, the Company's Board of Directors declared a special cash distribution of $3.00 per common share (the "Special Dividend").  The distribution was paid on September 27, 2005 to common stockholders of record on August 25, 2005 and aggregated approximately $310.4 million.

(5)             For the three months ended September 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $310.4 million attributable to the Special Dividend paid on September 27, 2005 to common stockholders of record on August 25, 2005.

(6)             Quarterly and annual dividend amounts include non-cash adjustments to account for the "step-up" of the dividend rate beginning in October 2012.

(7)             Includes 100 percent of joint venture properties consolidated in accordance with the provisions of Emerging Issues Task Force ("EITF") Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"), and the Company's pro rata share of properties owned by unconsolidated ventures.

(8)             Excludes costs incurred to acquire property.

(9)             Revenue-enhancing expenditures.

(10)       Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 and Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Selected Financial Ratios / Data

(In thousands, except ratios, percentages and per share amounts)

													Twelve
	Three Months Ended												Months Ended
	09/30/06		06/30/06		03/31/06		09/30/05		06/30/05		03/31/05		12/31/05

Debt coverage ratios:
Interest coverage (EBITDA/interest expense)	3.09	x	3.17	x	3.24	x	1.74	x	3.04	x	3.13	x	2.62	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.76	x	2.83	x	2.94	x	1.61	x	2.67	x	2.76	x	2.35	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.32	x	2.37	x	2.48	x	1.43	x	2.29	x	2.36	x	2.03	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.31	x	2.36	x	2.46	x	1.48	x	2.41	x	2.53	x	2.11	x

Debt/equity ratios:
Total debt/total market capitalization	36.1%		36.1%		35.0%		37.2%		39.9%		41.4%		37.4%
Total debt/total equity market capitalization	56.5%		56.5%		54.0%		59.3%		66.3%		70.6%		59.6%
Total debt/total book assets	51.5%		49.1%		49.0%		48.6%		53.0%		52.8%		48.8%
Total debt/undepreciated book value (2)	45.8%		43.8%		43.9%		43.8%		47.5%		47.3%		43.9%

Operating statistics:
NOI margin (NOI/total rental revenues)	67.22%		68.76%		69.06%		66.86%		68.44%		68.21%		67.32%
Expense recovery ratio (expense reimbursements/(operating costs + real estate taxes))	81.16%		82.34%		66.44%		68.40%		73.77%		67.08%		69.57%
Annualized G&A/total assets	0.78%		0.87%		0.83%		1.22%		0.47%		0.47%		0.78%
G&A/total revenues	5.64%		6.26%		5.85%		8.61%		3.50%		3.55%		5.35%

Market capitalization calculations:
Common shares outstanding	103,213		104,726		104,486		104,129		103,487		103,074		104,305
Operating partnership units outstanding (3)	2,901		2,924		2,774		2,369		2,264		2,264		2,774
Combined shares and operating partnership units outstanding	106,114		107,650		107,260		106,498		105,751		105,338		107,079
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000		8,000		8,000		8,000		8,000

Common stock price per share, end of period	$27.05		$24.69		$25.94		$22.95		$27.17		$25.11		$23.18
Preferred D price per share, end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00
Preferred E price per share, end of period	25.54		25.50		25.30		26.60		25.99		26.14		25.15

Common market equity at end of period (3)	$2,870,384		$2,657,879		$2,782,324		$2,444,129		$2,873,255		$2,645,037		$2,482,091
Preferred market equity at end of period	279,320		279,000		277,400		287,800		282,920		284,120		276,200
Total equity market capitalization	3,149,704		2,936,879		3,059,724		2,731,929		3,156,175		2,929,157		2,758,291
Total debt end of period	1,780,916		1,660,433		1,650,898		1,618,874		2,092,580		2,067,962		1,644,881
TOTAL MARKET CAPITALIZATION	$4,930,620		$4,597,312		$4,710,622		$4,350,803		$5,248,755		$4,997,119		$4,403,172

(1)             Includes the Company's pro rata share of properties owned by unconsolidated joint ventures.

(2)             Excludes accumulated depreciation on operating assets.

(3)             Equivalent of common stock assuming conversion.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(Dollars in thousands, except footnotes)

	Three Months Ended												Twelve Months Ended
	09/30/06		06/30/06		03/31/06		09/30/05		06/30/05		03/31/05		12/31/05

Net income to EBITDA calculation: (1)
Net income	$33,182		$34,669		$38,509		$196,045		$40,697		$38,687		$306,324
Depreciation and amortization
Continuing operations	22,707		22,138		23,121		22,025		24,389		25,109		92,125
Discontinued operations	3		133		154		634		853		988		3,013
Pro rata share of joint venture	2,263		2,049		3,847		947		627		565		3,732
State taxes	105		105		105		105		(175)		35		70
Interest Expense
Continuing operations	23,480		22,894		22,781		39,554		28,178		27,331		118,044
Discontinued operations	—		—		—		—		—		5		5
Pro rata share of joint ventures	2,424		2,381		3,847		1,683		1,099		986		5,827
Gain on sale of real estate	—		—		—		(186,942)		—		—		(186,908)
Gain on sale of discontinued operations (2)	(4,234)		(4,419)		(5,720)		(2,979)		(6,693)		(5,004)		(17,787)
Gain on sale of joint venture	—		(78)		(385)		(40)		—		—		(406)
Impairment of real estate
Impairment of real estate	—		—		—		859		—		—		859
Impairment of real estate held for sale	—		207		98		—		—		—		—
EBITDA	$79,930		$80,079		$86,357		$71,891		$88,975		$88,702		$324,898

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.20	x	2.26	x	2.34	x	5.92	x	2.19	x	2.15	x	3.41	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	1.96	x	2.01	x	2.11	x	5.47	x	1.92	x	1.89	x	3.05	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.62	x	1.66	x	1.74	x	4.85	x	1.64	x	1.61	x	2.62	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.61	x	1.64	x	1.71	x	5.01	x	1.72	x	1.73	x	2.71	x

Net income to earnings calculation:
Net income	$33,182		$34,669		$38,509		$196,045		$40,697		$38,687		$306,324
Deduct:
Income from discontinued operations	(4,340)		(5,068)		(6,796)		(5,282)		(8,110)		(6,977)		(24,792)
Equity in income of unconsolidated ventures	(1,103)		(1,172)		(1,494)		(755)		(441)		(689)		(4,045)
Add:
Minority interest in income of consolidated partnership and joint ventures	210		201		150		4,359		1,134		282		5,953
Interest expense	23,480		22,894		22,781		39,554		28,178		27,331		118,044
Interest component of rental expense	237		216		172		319		284		241		1,121
EARNINGS	$51,666		$51,740		$53,322		$234,240		$61,742		$58,875		$402,605

Fixed charge calculation:
Interest expense	$23,480		$22,894		$22,781		$39,554		$28,178		$27,331		$118,044
Scheduled principal payments	2,941		2,866		2,437		3,284		3,991		3,755		13,838
Preferred dividends	5,494		5,489		5,484		5,475		5,471		5,466		21,892
FIXED CHARGE	$31,915		$31,249		$30,702		$48,313		$37,640		$36,552		$153,774

Capitalized interest	$3,161		$3,112		$2,960		$1,762		$2,181		$1,230		$8,484

(1)             EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate, gain (loss) on sale of discontinued operations, and impairment of real estate.   Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that have been sold, or classified as real estate held for sale at the end of the reporting period, which are not included within Earnings.  Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and addressing the Company's financial performance.

(2)             For the three months ended September 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $2.295 million, which represents the Company's gain on the sale of its ownership interest in BPR West, L.P., a joint venture in which the Company previously held a 50 percent interest.  For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company's pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

					Percent of
		Outstanding	Actual	Maturity	Total
	Lender	Balance	Interest Rate	Date	Indebtedness
Fixed Rate Debt:

Secured Mortgage Indebtedness
Montebello Plaza	Nationwide Life Insurance	$616	9.625%	03/05/07	0.03%
Crown Point	Jackson National Life Insurance	6,607	8.120%	05/01/07	0.37%
Skyway Plaza	LaSalle National Bank	3,387	9.250%	05/01/07	0.19%
Dickson City Crossings I	General American Life Insurance Co.	11,480	8.650%	12/01/07	0.65%
Dickson City Crossings II	General American Life Insurance Co.	2,296	8.870%	12/01/07	0.13%
Silver Pointe	Nomura Asset Capital Corporation	6,990	7.500%	03/11/08	0.39%
Hillside Village Center	Wells Fargo Bank, N.A.	4,188	6.900%	04/01/08	0.24%
42 properties (REMIC)	SECORE Financial	145,944	6.670%	06/01/08	8.21%
Marketplace	Heller Financial, Inc.	8,927	6.880%	08/01/08	0.50%
Tyrone Gardens	J.P. Morgan Chase	8,920	5.240%	03/01/09	0.50%
Festival Center	KeyBank National Association	2,379	8.240%	12/31/09	0.13%
Sunshine Square	Sun Life Assurance Company	6,787	8.490%	05/31/10	0.38%
Saddletree Village Shopping Center	Aegon USA Realty	1,370	8.250%	06/01/10	0.08%
Hampton Village Centre	Deutsche Banc Capital LLC	28,522	8.530%	06/30/10	1.60%
Hillcrest Shopping Center	General Electric Capital Corporation	16,454	8.110%	07/01/10	0.93%
Greentree	KeyBank National Association	4,784	8.240%	10/01/10	0.27%
Habersham Crossing	KeyBank National Association	3,516	8.240%	10/01/10	0.20%
Shoppes at Hickory Hollow	LaSalle Bank National Association	10,791	7.370%	05/09/11	0.61%
Merchants Crossing	American Equity Investment	4,832	7.630%	09/14/11	0.27%
Hunt River Commons	Nationwide Life Insurance	6,948	7.070%	10/01/11	0.39%
Annex of Arlington	LaSalle Bank National Association	17,565	7.850%	04/11/12	0.99%
Chapel Square	American National	1,261	9.250%	02/01/13	0.07%
Florence Square I	Nationwide Life Insurance	12,543	7.400%	04/01/13	0.71%
Florence Square II	Nationwide Life Insurance	1,228	8.500%	04/01/13	0.07%
Florence Square III	Nationwide Life Insurance	948	8.320%	04/01/13	0.05%
Northgate	State Farm Life Insurance Company	4,960	8.750%	06/30/13	0.28%
West Ridge Shopping Center	Morgan Stanley Mortgage Capital Inc.	10,809	5.890%	12/09/13	0.61%
University IV	IDS Life Insurance Company	1,621	8.250%	03/01/15	0.09%
Riverview Plaza	Protective Life	3,843	8.625%	09/01/15	0.22%
Midway Market Square	MONY	14,688	8.180%	12/01/16	0.83%
Elkhart Market Centre	Protective Life	11,882	7.500%	08/01/18	0.67%
Covered Bridge	Protective Life	2,464	7.500%	06/01/20	0.14%
Olympia Corners	Protective Life	4,841	7.500%	06/01/20	0.27%
Sun Plaza	Protective Life	9,000	7.500%	06/01/20	0.51%
The Vineyards	Protective Life	7,481	7.500%	06/01/20	0.42%
Arvada Plaza	American Centurion	1,952	7.670%	05/01/21	0.11%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,374	7.880%	06/01/21	0.25%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,720	7.320%	03/01/28	0.21%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$400,918	7.361%		22.56%

Unsecured Notes
7.35%, 10 Year Unsecured Notes	—	$30,000	7.350%	06/15/07	1.69%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	8.44%
3.75%, 20 Year Unsecured Notes (1)	—	115,000	3.750%	06/01/10	6.47%
4.50%, 7 Year Unsecured Notes (2)	—	150,000	4.500%	02/01/11	8.44%
3.70%, 20 Year Unsecured Notes (3)	—	200,000	3.700%	09/20/11	11.25%
5.125%, 7 Year Unsecured Notes	—	125,000	5.125%	09/15/12	7.03%
5.50%, 10 Year Unsecured Notes	—	50,000	5.500%	11/20/13	2.81%
5.30%, 10 Year Unsecured Notes	—	100,000	5.300%	01/15/15	5.63%
5.25%, 10 Year Unsecured Notes	—	125,000	5.250%	09/15/15	7.03%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.56%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.41%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.56%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

					Percent of
		Outstanding	Actual	Maturity	Total
	Lender	Balance	Interest Rate	Date	Indebtedness
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.56%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.41%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.41%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	1.41%

TOTAL FIXED RATE UNSECURED NOTES		$1,175,000	5.307%		66.11%

CAPITAL LEASES		$27,598	7.500%	06/20/31	1.55%

TOTAL FIXED RATE DEBT		$1,603,516	5.858%		90.22%

Variable Rate Debt (4):

Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	6.650%	12/01/06	0.82%
Highland Commons	GE Financial Assurance	3,307	6.375%	12/01/09	0.19%
Lexington Road Plaza	Great Northern Insured Annuity	6,108	5.875%	09/01/11	0.34%
TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$23,915	6.414%		1.35%

Credit Agreements
$350 Million Revolving Credit Facility	Bank of America	$—	6.022%	08/25/10	0.00%
$150 Million Secured Term Loan	Bank of America	150,000	5.872%	08/25/10	8.44%
TOTAL CREDIT AGREEMENTS		$150,000	5.872%		8.44%

TOTAL VARIABLE RATE DEBT		$173,915	5.946%		9.78%

TOTAL DEBT		$1,777,431	5.867%		100.00%

Net Unamortized Premiums on Mortgages		$11,637
Net Unamortized Discount on Notes		(6,156)
Impact of Swap Agreements on Notes (1)		(1,996)
TOTAL DEBT - NET		$1,780,916

(1)                On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes.  The notes are convertible into cash, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.  In addition, on June 1, 2010, June 1, 2013, and June 1, 2018, or upon the occurrence of certain fundamental changes prior to June 1, 2010, note holders have the right to require the Company to purchase all or any portion of the notes, at a purchase price equal to the principal amount plus any accrued and unpaid interest on the notes.  Although the stated maturity date of the notes is June 1, 2023, the scheduled maturity date listed above represents the first date, not contingent on other provisions, that note holders have the right to require the Company to purchase all or any portion of the notes.

(2)                On February 6, 2004, the Company issued $150 million aggregate principal amount of 7-Year Fixed Rate Unsecured Notes with a coupon of 4.50%.  As of September 30, 2006, the Company had interest rate swaps that effectively converted the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 30 basis points over the 6-month LIBOR rate.

(3)                On September 19, 2006, the Company completed an offering of $200 million of 3.70% Convertible Senior Notes due 2026.  At certain dates, and upon the occurrence of certain events, the notes are convertible into cash up to their principal amount and, with respect to the remainder, if any, of the conversion value in excess of such principal amount, cash or shares of the Company's common stock.  The initial conversion rate will be 30.5506 shares per $1,000 principal amount of the notes (which is equivalent to an initial conversion price of $32.73 per share).  On or after September 20, 2011, the Company may redeem all or a portion of the notes at a redemption price equal to the principal amount of the notes plus any accrued interest.  In addition, on September 20, 2011, September 15, 2016, and September 15, 2021, or upon the occurrence of certain change in control transactions prior to September 20, 2011, note holders may require the Company to repurchase all or a portion of the notes at a purchase price equal to the principal amount plus any accrued and unpaid interest on the notes.  Although the stated maturity date of the notes is September 15, 2026, the scheduled maturity date listed above represents the first date, not contingent on other provisions, that note holders have the right to require then Company to purchase all or any portion of the notes.

(4)                As determined by the applicable loan agreement, the Company incurs interest on these obligations using either the 30-day LIBOR rate, which was 5.32% as of September 30, 2006, plus spreads ranging from 55 to 125 basis points, or Moody's A Corporate Bond Index, which was 5.42% as of September 30, 2006, plus spreads ranging from 12.5 to 37.5 basis points.

(5)                In addition to the stated interest rate, the Company also incurs an annual facility fee of 15 basis points.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc

Supplemental Disclosure - Quarter Ended September 30, 2006

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(Dollars in thousands, except footnotes)

	Scheduled	Scheduled		Total	Percent of
	Amortization	Maturities		Debt Maturing	Debt Maturing
2006	$3,028	$14,500		$17,528	0.99%
2007	11,588	53,132		64,720	3.64%
2008	10,099	163,712		173,811	9.78%
2009	8,512	173,864		182,376	10.26%
2010	8,653	321,309	(1)	329,962	18.56%
2011	7,733	364,299		372,032	20.93%
2012	7,657	141,386		149,043	8.39%
2013	6,531	70,437		76,968	4.33%
2014+	35,554	375,437		410,991	23.12%
	$99,355	$1,678,076		$1,777,431	100.00%

Net Unamortized Premiums on Mortgages				$11,637
Net Unamortized Discount on Notes				(6,156)
Impact of Swap Agreements on Notes				(1,996)
TOTAL DEBT - NET				$1,780,916

Weighted Average Maturity:

	Fixed Rate	Variable
	Debt	Rate Debt	Total Debt
Including capital leases and credit facilities	6.8 years	3.6 years	6.4 years
Excluding capital leases and credit facilities	6.4 years	1.8 years	6.4 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (2)	Required	Actual	Compliance
Total consolidated debt to total asset value	≤ 60%	47%	Yes
Total secured debt to total asset value	≤ 40%	15%	Yes
Total unencumbered asset value to total unsecured debt	≥ 150%	214%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	280%	Yes

Unencumbered Properties Summary (3):

	# of
	Properties	GLA
Unencumbered properties	218	30,868,202
Encumbered properties	84	11,243,264
	302	42,111,466

(1)             Scheduled maturities include $150 million, representing the balance of the $150 million secured term loan drawn as of September 30, 2006 and maturing August 25, 2010.

(2)             For a complete listing of debt covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the SEC.

(3)             Includes properties wholly-owned by the Company and joint venture properties consolidated in accordance with the provisions of EITF 04-5 ("Company Portfolio").

The      above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

2006 Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent	Anchor	Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Tenants	Built (4)

1Q 2006
Building at Tarpon Mall	S	Tarpon Springs, FL	01/27/06	$2,300,000	6.0%	$137,145	6,580	100%	—	2003
Building at Hazel Path	S	Hendersonville, TN	02/21/06	4,800,000	7.5%	359,013	94,977	100%	—	1989
				$7,100,000	7.0%	$496,158	101,557
3Q 2006
Shoppes at Hickory Hollow	S	Antioch, TN	09/21/06	$15,500,000	7.9%	$1,224,075	144,469	94%	Kroger	1986
The Quentin Collection (5)	S	Kildeer, IL	09/22/06	38,200,000	7.9%	3,017,800	171,179	88%	Best Buy, Fresh Market, PetSmart, Stein Mart	2006
the Shoppes at Cinnaminson (6)	L	Cinnaminson, NJ	09/29/06	10,737,000	—	—	40 acres	—	—	—
				$64,437,000	—	$4,241,875	315,648

2006 Total Acquisitions				$71,537,000	—	$4,738,033	417,205

(1)         L - Land, S - Shopping Center

(2)         Projected NOI for the twelve-month period following the closing date of acquisition.

(3)         As of closing date of acquisition.

(4)         Year of most recent redevelopment or year built if no redevelopment has occurred.

(5)         Property in final phase of development.  Purchase amount includes approximately $4.1 million of completion costs and expected earn-out payment.  Cap-rate and NOI calculated on a stabilized basis.

(6)         Property currently under development.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

2006 Joint Venture Acquisitions

Property Name	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA/ Acres	Percent Leased (3)	Anchor Tenants	Year Built (4)

1Q 2006
Coastal Landing / Galileo America LLC	L	Brooksville, FL	01/10/06	$3,783,351	—	—	18.3 acres	—	—	2006
Marketplace at Matteson/ Galileo America LLC	S	Matteson, IL	02/02/06	23,940,000	7.2%	$1,723,680	309,864	93%	Advance Auto, A.J. Wright, Burlington Coat Factory, Cub Foods	2000
Augusta West Plaza / CA New Plan Acquisition Fund, LLC (5)	S	Augusta, GA	02/09/06	32,896,952	7.4%	2,428,662	187,823	94%	Burlington Coat Factory, Dollar Tree, Regal Cinemas	2006
Banks Station / CA New Plan Acquisition Fund, LLC (5)	S	Fayetteville, GA	02/09/06	—	—	—	176,451	91%	Cinemark USA, Food Depot, Staples	2006
Shelby Square / CA New Plan Acquisition Fund, LLC (5) (6)	S	Memphis, TN	02/09/06	—	—	—	155,969	71%	Fred's, Wal-Mart Neighborhood Market	1989
Building at Westpark Shopping Center / NP/I&G Institutional Retail Company, LLC	S	Glen Allen, VA	03/01/06	10,800,000	6.4%	693,086	58,473	100%	Ukrops Supermarket	1989
				$71,420,303	—	$4,845,428	888,580

2Q 2006
Springdale / Galileo America LLC (7)	S	Mobile, AL	05/04/06	$105,280,000	7.5%	$7,890,000	612,616	93%	Best Buy, Burlington Coat Factory, Goody's, Linens 'n Things, McRae's, SAM's CLUB (non-owned)	2004
Fashion Square / Galileo America LLC (7)	S	Orange Park, FL	05/04/06	—	—	—	36,029	100%	American Flooring (non-owned), Carraba's Italian Grill, Miller's Orange Park Ale House, Ruby Tuesday, Takeya Japanese Steakhouse	1996
Cobblestone Village / Galileo America LLC (7)	S	Royal Palm Beach, FL	05/04/06	—	—	—	33,207	100%	Crispers, SuperTarget (non-owned)	2005
Chicopee Marketplace / Galileo America LLC (7)	S	Chicopee, MA	05/04/06	—	—	—	116,220	100%	Home Depot (non-owned), Marshalls, Staples, Wal-Mart (non-owned)	2005
Wilkes-Barre Township Marketplace / Galileo America LLC (7)	S	Wilkes-Barre, PA	05/04/06	—	—	—	307,610	100%	Wal-Mart Supercenter	2004
Parmer Crossing / CA New Plan Acquisition Fund, LLC	S	Austin, TX	06/13/06	13,375,000	7.7%	1,029,294	169,517	92%	Big Lots, Fry's Electronics (non-owned), Room Store	2004
Tyrone Gardens / NewSem Tyrone Gardens LLC (8)	S	St. Petersburg, FL	06/20/06	19,000,000	7.0%	1,333,580	209,337	95%	Big Lots, Winn-Dixie	1998
				$137,655,000	7.4%	10,252,874	1,484,536

		2006 Total Acquisitions		$209,075,303	—	$15,098,302	2,373,116

(1) L - Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Property acquired as a component of a multi-property transaction.  Purchase amount, cap-rate and NOI listed for Augusta West Plaza each represent the combined amounts for the acquisition of Augusta West Plaza, Banks Station and Shelby Square.

(6) Property currently being re-tenanted.

(7) Property acquired as a component of a multi-property transaction.  Purchase amount, cap-rate and NOI listed for Springdale Center each represent the combined amounts for the acquisition of Springdale Center, Fashion Square, Cobblestone Village, Chicopee Marketplace and Wilkes-Barre Township Marketplace.

(8) In accordance with the provisions of EITF 04-5 this property is included in the Company Portfolio as a consolidated entity.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

2006 Sales to Joint Ventures and Dispositions

Property Name	Property Type (1)	Location	Sale Date	Sale Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)

Dispositions
1Q 2006
Land at Nine Mile Square	P	Pensacola, FL	01/03/06	$725,000	$537,460	$187,540	—	—	1.6 acres	—	—
Cross Pointe Marketplace	S	Richmond, VA	01/17/06	4,100,000	3,390,750	709,250	8.4%	$346,092	73,788	79%	1987
South Plaza	S	Norwich, NY	01/26/06	3,100,000	2,738,420	361,580	8.4%	260,828	143,620	72%	2005
Westgate Manor	S	Rome, NY	02/06/06	4,400,000	1,848,910	2,551,090	9.5%	419,444	75,813	92%	2004
Westmoreland Heights	S	Dallas, TX	03/10/06	6,300,000	4,389,330	1,910,670	8.8%	556,744	108,033	97%	1952
				$18,625,000	$12,904,870	$5,720,130	—	$1,583,108	401,254

2Q 2006
Central Avenue Marketplace (5)	L	Toledo, OH	04/13/06	$2,375,750	$(119,910)	$2,495,660	—	—	5.6 acres	—	—
Westgate Plaza	S	Oneonta, NY	04/20/06	775,000	811,218	(36,218)	9.4%	$72,912	71,952	65%	1967
Long Point Square	S	Houston, TX	04/26/06	5,800,000	3,840,190	1,959,810	7.3%	422,571	74,329	90%	2002
				$8,950,750	$4,531,497	$4,419,253	—	$495,483	146,281

3Q 2006
Friendswood Square	S	Friendswood, TX	08/29/06	$8,710,000	$8,733,374	$(23,374)	7.9%	$689,710	77,587	100%	2006
Southgate Plaza (6)	S	Albany, GA	09/08/06	13,447,471	9,189,627	4,257,844	9.1%	1,220,741	59,816	100%	1969
North Leg Plaza (6)	S	Augusta, GA	09/08/06	—	—	—	—	—	118,580	97%	1997
Southgate Plaza (6)	S	Cordele, GA	09/08/06	—	—	—	—	—	39,262	100%	1969
Westgate (6)	S	Tifton, GA	09/08/06	—	—	—	—	—	16,307	66%	1980
South Park (6)	S	Aiken, SC	09/08/06	—	—	—	—	—	55,583	100%	1991
				$22,157,471	$17,923,001	$4,234,470	8.6%	$1,910,451	367,135

		2006 Total Dispositions		$49,733,221	$35,359,368	$14,373,853	—	$3,989,042	914,670

(1) L - Land, P - Outparcel, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of the sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Negative book value attributable to previously taken reserve for potential environmental remediation.

(6) Property sold as a component of a multi-property transaction.  Sale amount, book value, gain, cap-rate and NOI listed for Southgate Plaza each represent the combined amounts for the disposition of Southgate Plaza, North Leg Plaza, Southgate Plaza, Westgate and South Park.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

2006 Joint Venture Dispositions

Property Name	Property Type (1)	Location	Transaction Description	Sale Date	Sale Amount	Company's Share of Sale Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)

1Q 2006
Land / BPR Land Partnership, L.P.	L	Frisco, TX	Sale of land parcel	03/02/06	$1,681,030	$840,515	$910,485	$770,545	—	—	3.0 acres	—	—

2Q 2006
Mint Hill Festival / CA New Plan Venture Fund, LLC	S	Charlotte, NC	Sale of property	05/25/06	$5,250,000	$525,000	$4,472,947	$777,053	8.4%	$439,000	59,997	69%	1986
			2006 Total Dispositions		$6,931,030	$1,365,515	$5,383,432	$1,547,598	—	$439,000	59,997

(1) L - Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of the sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Redevelopment / Outparcel Development

										Expected
						Construction			Expected	Stabilized
					Percent	Expected	Expected		Total	Return
				Adjusted	Leased	Start	Completion	Percent	Project	on Cost
		Location	Project Description	GLA	(1)	Date	Date	Complete	Cost	(2)
Company Redevelopment Activities
	Community and Neighborhood Shopping Centers
1	Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 9,600 SF of new retail space	179,604	61%	May-03	Dec-07	85%	$3,766,126	10.0%
2	Sunshine Square	Medford, NY	Construction of a 65,000 SF Stop & Shop and façade renovation	221,982	76%	Jun-03	Apr-07	84%	5,844,713	14.0%
3	The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into a shopping center	361,246	81%	Jul-03	Jan-08	85%	28,267,450	10.6%
4	Price Chopper Plaza	Rome, NY	Redevelopment of shopping center related to relocation of Price Chopper to Mohawk Acres	78,401	0%	Sep-04	Oct-07	5%	1,184,505	10.1%
5	Merchants Crossing	Newnan, GA	Redevelopment of former Kmart into a multi-tenant building	170,100	57%	Dec-04	Dec-06	99%	925,922	10.7%
6	Culpepper Plaza	College Station, TX	Renovation of shopping center with new junior anchors to replace former Safeway	178,004	53%	Dec-04	Feb-07	49%	2,464,322	10.3%
7	Midway Crossing	Elyria, OH	Redevelopment of former 20,338 SF Kids R Us and development of pad site into a 10,000 SF Darden restaurant	165,253	74%	Jan-05	Feb-07	69%	1,942,547	13.1%
8	Riverview Plaza	Gadsden, AL	Reconfiguration of former Wal-Mart into a 55,000 SF Hobby Lobby, a 12,000 SF Dollar Tree and 22,000 SF of retail shops and façade improvements	154,621	68%	Apr-05	Nov-06	72%	3,807,915	10.0%
9	Chapman-Ford Crossing	Knoxville, TN	Redevelopment of former Wal-Mart into a 60,000 SF First Tennessee Bank and two junior anchors	219,683	70%	May-05	Apr-07	26%	1,255,355	16.0%
10	Pyramid Mall	Geneva, NY	Demolition of mini-mall and retenanting of former Kmart with a 30,000 SF Big Lots and a 45,000 SF Steve & Barry's University Sportswear	207,299	87%	Jun-05	Feb-07	80%	5,993,006	9.6%
11	Brooksville Square	Brooksville, FL	Redevelopment of former Kmart into a 45,600 SF Publix Supermarket and 14,400 SF of new retail shops	156,361	100%	Jul-05	Dec-06	92%	6,703,075	10.1%
12	Pointe*Orlando	Orlando, FL	Remerchandise and significantly renovate property, including the creation of feature plazas on International Drive and the addition of restaurant anchors	414,125	67%	Jul-05	Apr-07	57%	45,900,832	10.0%
13	Liberty Plaza	Randallstown, MD	Redevelopment of shopping center with the addition of a 162,000 SF Wal-Mart	58,800	59%	Jul-05	Dec-06	42%	2,090,973	10.3%
14	South Towne Centre	Dayton, OH	Redevelopment of former Kmart into a multi-tenant retail building anchored by a 35,000 SF Jo-Ann ETC and a 25,000 SF Health Foods Unlimited grocer and façade renovation	308,699	75%	Jul-05	Dec-06	48%	7,472,986	14.2%
15	Points West	Brockton, MA	Redevelopment of shopping center with the addition of a 39,500 SF Price Rite Supermarket and façade improvements	144,042	78%	Oct-05	Jan-07	41%	3,667,953	10.3%
16	Surrey Square Mall	Norwood, OH	Redevelopment of partially enclosed shopping center into a large multi-anchored community center with a 76,000 SF Kroger	176,433	59%	Oct-05	Jul-07	16%	8,637,387	9.7%
17	Rising Sun Towne Centre	Rising Sun, MD	Construction of a 73,000 SF Martin's Food and 9,000 SF of retail shops	149,105	100%	Nov-05	Dec-07	8%	10,350,235	10.1%
18	Southfield Plaza	Bridgeview, IL	Construction of two new retail stores totaling 18,000 SF and façade improvements	198,331	99%	Jan-06	Feb-07	50%	1,921,666	13.4%
19	West Towne Square	Elizabethton, TN	Reconfiguration of former Winn-Dixie with new retail space and the creation of two outparcels	99,224	62%	Jan-06	Jul-07	26%	2,989,920	10.0%
20	Wabash Crossing	Wabash, IN	Redevelopment of shopping center with the addition of a 176,000 SF Wal-Mart and 22,000 SF of new retail shops	145,993	41%	Feb-06	Mar-08	3%	5,080,171	11.1%
21	Lexington Road Plaza	Versailles, KY	Expansion of Kroger to a new 76,000 SF prototype and construction of 6,270 SF of retail shops	197,175	97%	Feb-06	Mar-07	5%	1,834,014	9.9%
22	Rockland Plaza	Nanuet, NY	Phase II redevelopment with the recapture of 31,600 SF of a former Rockbottom and the creation of new retail shops, including a 13,580 SF Eastern Mountain Sports, a 9,920 SF Jembo and 8,100 SF of additional space	249,631	97%	Feb-06	Mar-07	50%	3,671,134	12.8%
23	Dillsburg Shopping Center	Dillsburg, PA	Demolition of the north end of shopping center for construction of a 24,000 SF Tractor Supply Co. and 7,500 SF of new outparcel retail shops	139,913	74%	Mar-06	Dec-07	5%	2,355,441	10.4%
24	Fremont	Fremont, MI	Redevelopment of former 31,500 SF D&W Foods into a 12,500 SF Peebles Department Store and a 19,000 SF anchor and façade improvements	40,800	57%	May-06	Dec-07	27%	599,851	8.6%
25	Huntington Village	Houston, TX	Redevelopment of former 27,000 SF Foodtown into a 17,000 SF Save-a-Lot and a 10,000 SF junior anchor and façade improvements	111,887	87%	May-06	Aug-07	19%	1,127,120	10.3%
26	Kietzke Center	Reno, NV	Redevelopment of former 67,000 SF Mervyn's into a 24,000 SF DD's (Ross Dress for Less), a 24,000 SF junior anchor and 17,200 SF of small shop space	167,296	53%	Jun-06	Feb-08	4%	4,267,917	8.3%
27	Bakersfield Plaza	Bakersfield, CA	Redevelopment and expansion of former 47,000 SF Vons into a 71,000 SF Burlington Coat Factory	236,469	97%	Jul-06	Dec-07	1%	3,739,791	9.5%
28	Antoine Square	Houston, TX	Redevelopment of former 42,000 SF Kroger into an 18,000 SF 99c Only, a 24,000 SF junior anchor, a 7,387 SF free standing Auto Zone and façade improvements	54,512	7%	Jul-06	Dec-07	3%	2,504,639	11.0%
29	Broadway	Houston, TX	Redevelopment of former 31,500 SF Fiesta into a 16,800 Save-a-Lot, a 14,820 SF Fallas Parades and 7,199 SF of retail shops and façade improvements	74,942	87%	Jul-06	Mar-07	12%	2,072,494	10.1%
30	Victory Square (4)	Savannah, GA	Phase II redevelopment with addition of a 126,000 SF Target, a 20,500 SF Staples and 7,800 SF of small shop retail space	120,248	67%	Aug-06	Feb-08	3%	6,536,252	11.4%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Redevelopment / Outparcel Development

										Expected
						Construction			Expected	Stabilized
					Percent	Expected	Expected		Total	Return
				Adjusted	Leased	Start	Completion	Percent	Project	on Cost
		Location	Project Description	GLA	(1)	Date	Date	Complete	Cost	(2)
31	Hillcrest Shopping Center (4)	Spartanburg, SC	Phase II redevelopment with conversion of a section of the shopping center into a lifestyle / entertainment wing	343,914	88%	Sep-06	Dec-07	9%	4,153,116	10.0%
						Total / Weighted Average			$183,128,829	10.6%

Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
32	Westgate (5)	Fairview Park, OH	Redevelopment of existing enclosed mall into a large multi-anchored community shopping center, including an existing Kohl's and a 126,000 SF Target	380,000	—	Jun-05	Dec-07	60%	$71,463,000	8.9%
33	Stateline Square	Southaven, MS	Redevelopment of former SuperK into a community shopping center anchored by an 80,000 SF Burlington Coat Factory	178,000	—	Jan-06	Dec-07	15%	7,526,030	10.1%
34	Miracle Mile Shopping Plaza	Toledo, OH	Expansion of Kroger into a new 105,000 SF prototype and shopping center renovation	317,046	93%	Jan-06	Dec-07	10%	1,552,687	10.2%
35	Germantown Square	Cordova, TN	Redevelopment of former SuperK into a community shopping center	148,000	—	Jan-06	Dec-07	10%	8,452,905	10.0%
36	Riverdale Square	Memphis, TN	Redevelopment of former SuperK into a community shopping center	178,000	—	Jan-06	Dec-07	10%	9,904,133	10.1%
37	Conway Towne Center	Conway, AR	Reconfiguration of shopping center to accomdate the relocation of a new 30,000 SF Cinemark Theater with stadium seating	198,268	75%	Jul-06	Aug-07	0%	2,914,186	9.2%
38	Green Acres (4)	Saginaw, MI	Addition of a new 72,000 SF Kroger and a freestanding 14,500 SF Rite Aid	277,187	81%	Sep-06	May-08	0%	6,976,328	8.8%
39	Clinton Crossing (4) (6)	Clinton, MS	Redevelopmemt of former 46,000 SF Winn-Dixie into a 83,000 SF Kroger and façade improvements	121,520	31%	Sep-06	Dec-07	0%	6,793,620	12.5%
						Total / Weighted Average			$115,582,888	9.4%

Company Outparcel Development Activities
40	Tarpon Mall	Tarpon Springs, FL	Construction of a 6,300 SF Goodyear Tire and 7,800 SF of retail space	140,765	99%	Sep-05	Dec-06	3%	$2,309,563	10.5%
41	Cudahy Plaza	Cudahy, CA	Construction of 9,500 SF of retail shops on outparcel acquired from Kmart	148,170	100%	Mar-06	Mar-07	5%	4,543,695	13.1%
42	Southgate	New Port Richey, FL	Relocation of existing 7,600 SF Firestone to facilitate construction of 12,500 SF of new retail shops and a Cracker Barrel restaurant on an outparcel	264,554	93%	Mar-06	Mar-07	5%	4,101,160	10.9%
43	Maple Village (4)	Ann Arbor, MI	Redevelopment of former 8,400 SF Kmart Auto Center into a multi-tenant retail building	295,566	88%	Aug-06	Feb-08	0%	4,594,771	11.2%
44	Congress Crossing (4)	Athens, TN	Construction of 8,000 SF of retail shops, including a 4,000 Verizon store	180,306	96%	Sep-06	Aug-07	5%	1,222,777	10.9%
45	The Quentin Collection (4)	Kildeer IL	Construction of 5,864 SF of retail shops	177,043	88%	Oct-06	Dec-07	0%	2,800,067	13.5%
						Total / Weighted Average			$19,572,033	11.8%

Joint Venture Outparcel Development Activities
46	Roundtree Place	Ypsilanti, MI	Construction of 11,500 SF of retail space, including a 4,550 Cici’s Pizza	206,913	99%	Oct-05	Feb-07	59%	$2,174,903	10.2%
			TOTAL IN-PROCESS REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES/ WEIGHTED AVERAGE						$320,458,654	10.2%

										Expected
									Expected	Stabilized
					Percent	Construction			Total	Return
					Leased	Start	Completion	Percent	Project	on Cost
		Location	Project Description	GLA	(1)	Date	Date	Complete	Cost	(2)
Completed 2006 Company Redevelopment Activities
	Community and Neighborhood Shopping Centers
1	Colonial Marketplace	Orlando, FL	Redevelopment and renovation of shopping center with a 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	141,140	99%	Jul-04	Feb-06	100%	$8,912,461	11.0%
2	Festival Center	Bradley, IL	Redevelopment of former Fleming Supermarket into a 30,000 SF Big Lots and 14,000 SF of medical office space	63,796	77%	Jul-05	Feb-06	100%	814,273	13.4%
3	Ivyridge	Philadelphia, PA	Delivery of pad for construction of a 47,000 SF Super Fresh, construction of 8,000 SF of retail shops and façade renovation	107,316	84%	Apr-03	Feb-06	100%	9,630,894	9.6%
4	Merchants Park	Houston, TX	Reconfiguration of shopping center to accommodate addition of a new 30,000 SF Ross Dress for Less and a 9,000 SF O'Reilly Auto	241,742	90%	Jun-05	Feb-06	100%	1,884,672	9.3%
5	Renaissance Center East	Las Vegas, NV	Expansion of shopping center by enclosing courtyard area to accommodate a 15,000 SF Dollar Tree	144,216	97%	Aug-05	Mar-06	100%	1,624,164	9.2%
6	Hillcrest Shopping Center	Spartanburg, SC	Redevelopment of former Kmart into a 30,187 SF Ross Dress for Less, a 20,000 SF Office Depot, a 15,000 SF PETCO and a Panera Bread	343,048	88%	Apr-05	Apr-06	100%	4,959,705	11.0%
7	Regency Park	Jacksonville, FL	Redevelopment of former Rhodes Furniture into a 61,000 SF Hobby Lobby, a 24,000 SF Books A Million and façade renovation	333,942	81%	Oct-05	May-06	100%	2,718,312	11.1%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Redevelopment / Outparcel Development

										Expected
									Expected	Stabilized
					Percent	Construction			Total	Return
					Leased	Start	Completion	Percent	Project	on Cost
		Location	Project Description	GLA	(1)	Date	Date	Complete	Cost	(2)
8	Presidential Plaza	North Lauderdale, FL	Redevelopment of former Winn-Dixie into a 34,000 SF Sedano's grocer and renovation of shopping center	88,306	99%	Dec-05	Jun-06	100%	754,610	10.2%
9	Victory Square	Savannah, GA	Phase I of redevelopment with conversion of existing theatre to stadium seating and renovation of shopping center	119,014	67%	Jun-05	Jun-06	100%	3,369,054	13.3%
10	Picadilly Square	Louisville, KY	Renovation of shopping center to create an orientation to a newly opened roadway and façade improvements	96,370	92%	Aug-05	Jun-06	100%	1,127,951	17.9%
11	Tinton Falls Plaza	Tinton Falls, NJ	Renovation of former Burlington Coat Factory with expansion of WOW Fitness by 11,077 SF, the addition of Velocity Sports Med in 16,612 SF and the creation of 12,973 SF of small shop space	100,582	90%	Dec-04	Jul-06	100%	2,587,418	11.5%
12	Wynnewood Village	Dallas, TX	Redevelopment of shopping center, including demolition of an office building, to accommodate a 30,500 SF Ross Dress for Less and a 12,929 SF Citi Trends and create retail pads	442,079	98%	Sep-05	Sep-06	100%	3,612,934	10.3%
						Total / Weighted Average			$41,996,448	10.9%

	Outparcel Development Activities
13	Florence Square	Florence, KY	Construction of 8,500 SF of retail space, including a 3,500 SF Vitamin Shoppe and a 2,500 SF Qdoba	381,628	95%	Sep-05	May-06	100%	$2,029,325	11.6%
14	Clearwater Mall	Clearwater, FL	Construction of a 13,500 SF Golfsmith and 2,000 SF of retail space	301,500	96%	Oct-05	Jun-06	100%	2,723,847	11.0%
15	Cortlandville	Cortland, NY	Construction of a 11,500 SF Kinney Drug	111,850	61%	Sep-05	Jul-06	100%	1,894,786	10.0%
16	Jefferson Towne Commons	Jeffersontown, KY	Construction of 15,000 SF of retail shops	217,466	90%	Oct-05	Aug-06	100%	1,364,843	11.0%
						Total / Weighted Average			$8,012,801	10.9%

Completed 2006 Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
17	Stone Mountain Festival	Stone Mountain, GA	Redevelopment and renovation of shopping center with the addition of a 52,570 SF Hobby Lobby	347,217	91%	Sep-04	Sep-06	100%	$3,896,994	12.2%

	Outparcel Development Activities
18	Cordele Square (7)	Cordele, GA	Renovation of existing theatre to accommodate a 10,000 SF stadium theatre	126,427	89%	Aug-05	Feb-06	100%	$1,056,786	10.8%
19	Cortlandt Towne Center	Mohegan Lake, NY	Construction of a 30,000 SF Best Buy	642,354	99%	Oct-05	Mar-06	100%	4,935,734	9.7%
						Total / Weighted Average			$5,992,520	9.9%
			TOTAL COMPLETED REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$59,898,763	10.9%
			TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$380,357,417	10.3%

Additional Disclosure:
Company in-process project expenditures to date	$90,065,876
Pro rata share of Joint Venture in-process project expenditures to date	4,943,319
NOI from in-process Company redevelopment projects	6,528,995
Pro rata share of NOI from in-process Joint Venture redevelopment projects	80,405

(1) Includes all leases in effect at September 30, 2006, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.  Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales as adjusted, primarily for the inclusion of peripheral land development costs.

(4) Indicates project added during the quarter ended September 30, 2006.

(5) Expected total project cost includes the costs incurred in acquiring the property.

(6) Joint venture partner for this project does not utilize the methodology described in footnote 2 above to determine the expected stablized return on cost.  Accordingly, the partner's computation of the expected stablized return on cost will differ from the Company's computation.

(7) Project initiated prior to contribution to joint venture and the majority of the costs have been assumed by the Company.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

New Development Activities

										Expected
						Construction			Expected	Stabilized
						Expected	Expected		Total	Return
				Adjusted	Percent	Start	Completion	Percent	Project	on Cost
		Location	Project Description	GLA	Leased	Date	Date	Complete	Cost	(1)
Company New Development Activities (2)
	Community and Neighborhood Shopping Centers
1	Apopka Commons	Apopka, FL	Develop 64,000 SF of retail shops anchored by Home Depot	64,000	—	Sep-05	Mar-08	34%	$9,904,184	10.0%
2	Nine Mile Square	Pensacola, FL	Develop 71,240 SF of retail shops anchored by Home Depot	71,240	—	Sep-05	Mar-08	48%	8,538,452	10.6%
3	Denham Springs Plaza	Denham Springs, LA	Develop 40,000 SF of retail shops and 33,000 SF on three pad sites anchored by Home Depot	73,000	—	Sep-05	Mar-07	40%	4,317,212	10.1%
4	Northgate Plaza	Westerville, OH	Develop 15,000 SF of retail shops adjacent to Home Depot and Kroger	15,000	—	Sep-05	Mar-07	42%	2,435,715	10.5%
5	Brandt Pike Place	Dayton, OH	Develop 21,000 SF of retail shops and 19,500 SF on three outparcels adjacent to a 69,000 SF Kroger	40,500	—	Oct-05	Nov-06	66%	4,632,975	10.1%
6	the Shoppes at Cinnaminson (3)	Cinnaminson, NJ	Develop 330,000 SF of retail shops anchored by ShopRite	330,000	—	Oct-06	Apr-08	20%	53,124,377	9.5%
						Total / Weighted Average			$82,952,915	9.8%

Joint Venture New Development Activities (2)
	Community and Neighborhood Shopping Centers
7	Coastal Landing	Brooksville, FL	Develop 150,944 SF of retail shops on 18 acres adjacent to Coastal Way, a property owned by the joint venture	150,944	—	Jul-06	Jun-07	21%	$26,286,957	7.5%
			TOTAL IN-PROCESS NEW DEVELOPMENT ACTIVITIES/ WEIGHTED AVERAGE						$109,239,872	9.2%

Additional Disclosure:
Company new development expenditures to date	$24,054,756
Pro rata share of Joint Venture new development expenditures to date	273,094

(1) Projected income / expected total project cost.

(2) Expected total project cost includes the costs incurred in acquiring the property.

(3) Indicates project added during the quarter ended September 30, 2006.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Property Type Summary

(Includes 100 Percent of Joint Venture Portfolios)

	# of Properties	GLA	Percent Leased	Leased GLA	ABR

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	251	36,052,118	93.1%	33,580,972	$296,972,246
Miscellaneous Properties	14	693,722	65.6%	455,222	1,877,145
	265	36,745,840	92.6%	34,036,194	$298,849,391

Redevelopment Properties
Community and Neighborhood Shopping Centers	31	5,365,626	73.6%	3,951,201	$40,458,540

New Development Properties
Community and Neighborhood Shopping Centers	6	—	—	—	—

COMPANY PORTFOLIO (1)	302	42,111,466	90.2%	37,987,395	$339,307,931

JOINT VENTURE PORTFOLIOS (1)

Stabilized Properties
Community and Neighborhood Shopping Centers	164	25,837,513	96.1%	24,833,212	$238,736,494
Miscellaneous Properties	2	—	—	—	—
	166	25,837,513	96.1%	24,833,212	$238,736,494

Redevelopment Properties
Community and Neighborhood Shopping Centers	8	822,769	78.4%	645,265	$3,969,825

New Development Properties
Community and Neighborhood Shopping Centers	1	—	—	—	—

JOINT VENTURE PORTFOLIOS (1)	175	26,660,282	95.6%	25,478,477	$242,706,319

TOTAL PORTFOLIO (1)	477	68,771,748	92.3%	63,465,872	$582,014,250

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)
	415	61,889,631	94.4%	58,414,184	$535,708,740
TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	46	6,188,395	74.3%	4,596,466	44,428,365

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	461	68,078,026	92.6%	63,010,650	580,137,105

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (1) (2)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	39,792,734	63.2%	$274,479,981	$6.90	47.3%
Non-anchor Tenants	23,217,916	36.8%	305,657,124	13.16	52.7%
	63,010,650	100.0%	$580,137,105	$9.21	100.0%

(1) Includes 100 percent of properties owned by unconsolidated joint ventures.

(2) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet, whose lease term is greater than one year.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Property Type Summary

(Includes Pro Rata Share of Joint Venture Portfolios)

					ABR		Quarterly NOI (1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Total ABR	Amount	Percent of Company NOI

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	251	36,052,118	93.1%	33,580,972	$296,972,246	82.1%	$66,190,256	87.2%
Miscellaneous Properties	14	693,722	65.6%	455,222	1,877,145	0.5%	3,206,291	4.2%
	265	36,745,840	92.6%	34,036,194	$298,849,391	82.6%	$69,396,546	91.4%

Redevelopment Properties
Community and Neighborhood Shopping Centers	31	5,365,626	73.6%	3,951,201	$40,458,540	11.2%	$6,528,995	8.6%

New Development Properties
Community and Neighborhood Shopping Centers	6	—	—	—	—	—	(1,192)	—

COMPANY PORTFOLIO	302	42,111,466	90.2%	37,987,395	$339,307,931	93.8%	$75,924,350	100.0%

JOINT VENTURE PORTFOLIOS (2)

Stabilized Properties
Community and Neighborhood Shopping Centers	164	2,111,898	96.0%	2,027,664	$22,034,096	6.1%
Miscellaneous Properties	2	—	—	—	-	—
	166	2,111,898	96.0%	2,027,664	$22,034,096	6.1%

Redevelopment Properties
Community and Neighborhood Shopping Centers	8	59,676	78.5%	46,829	$279,276	0.1%

New Development Properties
Community and Neighborhood Shopping Centers	1	—	—	—	—	—

JOINT VENTURE PORTFOLIOS	175	2,171,574	95.5%	2,074,493	$22,313,371	6.2%

TOTAL PORTFOLIO (2)	477	44,283,040	90.5%	40,061,888	$361,621,302	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	415	38,164,016	93.3%	35,608,636	$319,006,342

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	46	5,425,302	73.7%	3,998,030	40,737,816

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	461	43,589,318	90.9%	39,606,666	359,744,158

(1) Net operating income ("NOI") is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and excludes NOI from properties classified as discontinued operations under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS No. 144").   The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company's financial performance.  For a reconciliation of NOI to net income please see page 6.

(2) Includes the Company's pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Properties by State / Region - Company Portfolio

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	7	90.5%	763,093	1.8%	1.1%
Arizona	3	86.9%	601,212	1.4%	1.3%
Arkansas	1	100.0%	60,842	0.1%	0.0%
California	11	98.1%	1,726,058	4.1%	6.4%
Colorado	2	99.6%	364,580	0.9%	1.4%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	29	91.2%	4,826,503	11.5%	13.6%
Georgia	22	91.1%	2,625,549	6.2%	6.0%
Illinois	10	92.3%	1,757,128	4.2%	5.3%
Indiana	7	87.0%	984,077	2.3%	1.6%
Iowa	2	82.2%	279,826	0.7%	0.3%
Kentucky	9	92.7%	1,723,552	4.1%	3.7%
Louisiana	3	99.3%	345,573	0.8%	0.5%
Maryland	2	75.7%	163,161	0.4%	0.3%
Massachusetts	2	83.5%	343,532	0.8%	0.6%
Michigan	16	92.3%	2,209,211	5.2%	5.8%
Minnesota	1	93.7%	55,715	0.1%	0.1%
Nevada	2	73.4%	311,512	0.7%	0.7%
New Jersey	6	96.6%	821,166	1.9%	2.4%
New Mexico	2	100.0%	97,384	0.2%	0.2%
New York	16	87.2%	2,210,213	5.2%	5.8%
North Carolina	12	93.6%	1,527,431	3.6%	2.4%
Ohio	26	85.0%	4,581,158	10.9%	9.2%
Oklahoma	1	90.3%	186,851	0.4%	0.5%
Pennsylvania	11	85.6%	2,150,488	5.1%	5.5%
Rhode Island	1	93.2%	148,126	0.4%	0.4%
South Carolina	6	89.9%	998,269	2.4%	2.1%
Tennessee	15	90.3%	1,896,682	4.5%	3.4%
Texas	65	90.6%	7,024,492	16.7%	16.4%
Utah	1	—	—	0.0%	0.0%
Virginia	8	91.1%	944,641	2.2%	2.1%
Wisconsin	1	100.0%	198,419	0.5%	0.4%
Wyoming	1	86.1%	155,022	0.4%	0.3%
	302	90.2%	42,111,466	100.0%	100.0%

Region (1)
East	74	89.7%	11,060,579	26.3%	25.3%
Midwest	63	88.3%	10,220,556	24.3%	23.1%
South	143	91.0%	17,729,585	42.1%	41.6%
West	22	93.7%	3,100,746	7.4%	9.9%
	302	90.2%	42,111,466	100.0%	100.0%

(1) NCREIF Regions

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of EITF 04-5.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Properties by State / Region - Joint Venture Portfolios

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	4	94.2%	1,037,168	3.9%	4.1%
Arizona	2	93.4%	203,516	0.8%	0.8%
Arkansas	1	75.0%	180,519	0.7%	0.4%
California	3	99.5%	521,388	2.0%	2.4%
Colorado	4	97.8%	1,107,708	4.2%	5.4%
Connecticut	12	96.9%	2,165,108	8.1%	10.2%
Florida	17	98.3%	2,156,762	8.1%	8.4%
Georgia	16	94.7%	2,404,080	9.0%	7.2%
Illinois	2	93.2%	440,300	1.7%	1.5%
Indiana	2	86.6%	178,570	0.7%	0.4%
Iowa	1	94.7%	269,465	1.0%	0.7%
Kansas	1	96.1%	102,648	0.4%	0.4%
Kentucky	5	99.3%	993,136	3.7%	3.4%
Louisiana	3	99.6%	348,536	1.3%	0.8%
Maine	2	100.0%	274,026	1.0%	0.7%
Massachusetts	3	96.6%	242,834	0.9%	1.6%
Michigan	6	88.3%	1,055,676	4.0%	3.1%
Mississippi	3	65.7%	175,419	0.7%	0.3%
Nevada	1	100.0%	275,013	1.0%	1.1%
New Hampshire	2	100.0%	222,438	0.8%	1.3%
New Jersey	1	100.0%	56,808	0.2%	0.3%
New Mexico	1	82.4%	126,012	0.5%	0.4%
New York	9	98.9%	2,011,023	7.5%	8.9%
North Carolina	8	95.6%	931,545	3.5%	3.3%
Ohio	11	93.1%	1,948,519	7.3%	6.3%
Oklahoma	1	100.0%	294,613	1.1%	1.6%
Pennsylvania	5	99.1%	747,807	2.8%	2.4%
South Carolina	5	94.9%	403,080	1.5%	1.2%
Tennessee	11	92.8%	906,827	3.4%	2.8%
Texas	22	95.8%	3,572,970	13.4%	14.4%
Virginia	6	98.2%	668,236	2.5%	2.6%
West Virginia	3	93.3%	360,621	1.4%	1.0%
Wisconsin	2	89.4%	277,911	1.0%	0.6%
	175	95.6%	26,660,282	100.0%	100.0%

Region (1)
East	61	97.7%	9,076,662	34.0%	36.8%
Midwest	25	91.6%	4,273,089	16.0%	13.0%
South	78	95.0%	11,076,894	41.5%	40.1%
West	11	97.2%	2,233,637	8.4%	10.1%
	175	95.6%	26,660,282	100.0%	100.0%

(1) NCREIF Regions

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Properties by State / Region - Total Portfolio

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	11	91.0%	869,522	2.0%	1.5%
Arizona	5	87.0%	611,388	1.4%	1.2%
Arkansas	2	96.8%	69,868	0.2%	0.0%
California	14	98.1%	1,752,127	4.0%	6.0%
Colorado	6	99.2%	542,667	1.2%	1.9%
Connecticut	12	95.8%	147,228	0.3%	0.5%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	46	91.4%	4,997,781	11.3%	13.3%
Georgia	38	91.4%	2,883,410	6.5%	6.2%
Illinois	12	92.3%	1,798,708	4.1%	5.1%
Indiana	9	87.0%	993,006	2.2%	1.6%
Iowa	3	82.8%	293,299	0.7%	0.3%
Kansas	1	96.1%	5,132	0.0%	0.0%
Kentucky	14	92.9%	1,773,209	4.0%	3.6%
Louisiana	6	99.3%	375,415	0.8%	0.5%
Maine	2	100.0%	13,702	0.0%	0.0%
Maryland	2	75.7%	163,161	0.4%	0.3%
Massachusetts	5	84.0%	355,674	0.8%	0.6%
Michigan	22	92.2%	2,275,028	5.1%	5.6%
Minnesota	1	93.7%	55,715	0.1%	0.1%
Mississippi	3	54.2%	13,156	0.0%	0.0%
Nevada	3	74.5%	325,263	0.7%	0.7%
New Hampshire	2	100.0%	11,122	0.0%	0.0%
New Jersey	7	96.6%	824,006	1.9%	2.3%
New Mexico	3	98.9%	103,685	0.2%	0.2%
New York	25	87.9%	2,348,434	5.3%	5.9%
North Carolina	20	93.7%	1,574,007	3.6%	2.4%
Ohio	37	85.2%	4,729,724	10.7%	8.9%
Oklahoma	2	92.6%	245,774	0.6%	0.7%
Pennsylvania	16	85.8%	2,187,879	4.9%	5.2%
Rhode Island	1	93.2%	148,126	0.3%	0.4%
South Carolina	11	90.0%	1,018,424	2.3%	2.0%
Tennessee	26	90.3%	1,949,822	4.4%	3.3%
Texas	87	90.9%	7,407,612	16.7%	16.7%
Utah	1	—	—	0.0%	0.0%
Virginia	14	91.5%	1,004,599	2.3%	2.1%
West Virginia	3	93.3%	18,031	0.0%	0.0%
Wisconsin	3	99.3%	212,314	0.5%	0.4%
Wyoming	1	86.1%	155,022	0.4%	0.3%
	477	90.5%	44,283,040	100.0%	100.0%

Region (1)
East	135	90.1%	11,617,602	26.2%	25.4%
Midwest	88	88.4%	10,362,926	23.4%	22.0%
South	221	91.2%	18,812,360	42.5%	42.2%
West	33	93.6%	3,490,152	7.9%	10.4%
	477	90.5%	44,283,040	100.0%	100.0%

(1) NCREIF Regions

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of EITF 04-5 and the Company's pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Same Property NOI Analysis

Excludes Redevelopment Properties

(Dollars in thousands)

	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent
	09/30/06	09/30/05	Change	06/30/06	06/30/05	Change	03/31/06	03/31/05	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	238	238		234	234		240	240
Gross leasable area (1)	31,110,521	31,110,521		30,553,081	30,553,081		30,865,840	30,865,840
Percent leased (1)	93.5%	94.1%	-0.5%	93.5%	94.3%	-0.8%	93.1%	94.9%	-1.8%

Lease Termination Fees: (2)	$201	$363		$226	$339		$2,485	$407

Rental revenues	$86,385	$80,547	7.2%	$81,947	$82,527	-0.7%	$80,945	$79,685	1.6%
Rental operating expenses	29,198	23,951	21.9%	24,162	25,514	-5.3%	24,988	24,280	2.9%
SAME PROPERTY NOI (GAAP BASIS)	$57,187	$56,596	1.0%	$57,785	$57,013	1.4%	$55,957	$55,405	1.0%
Operating margin (GAAP basis)	66.2%	70.3%	-4.1%	70.5%	69.1%	1.4%	69.1%	69.5%	-0.4%
Straight-line rent adjustment	422	828	-49.0%	899	1,239	-27.4%	790	647	22.1%
SAME PROPERTY NOI	$56,765	$55,768	1.8%	$56,886	$55,774	2.0%	$55,167	$54,758	0.7%
Operating margin	65.7%	69.2%	-3.5%	69.4%	67.6%	1.8%	68.2%	68.7%	-0.6%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$86,385	$80,547		$81,947	$82,527		$80,945	$79,685
Non-same property rental revenues	30,228	34,644		32,891	49,821		35,726	49,224
TOTAL RENTAL REVENUES	116,613	115,191		114,838	132,348		116,671	128,909
Same property rental operating expenses (1)	29,198	23,951		24,162	25,514		24,988	24,280
Non-same property rental operating expenses	8,997	14,056		11,717	16,209		11,115	16,595
TOTAL RENTAL OPERATING EXPENSES	38,195	38,007		35,879	41,723		36,103	40,875

TOTAL NOI (1)	78,418	77,184		78,959	90,625		80,568	88,034

SAME PROPERTY JOINT VENTURE NOI (1)	2,494	2,606		2,293	2,298		2,090	2,240

COMPANY NOI	75,924	74,578		76,666	88,327		78,478	85,794

Total other income	6,028	5,819		5,495	2,567		6,298	3,223
Total other expenses	(52,900)	(71,358)		(52,359)	(57,173)		(52,913)	(57,025)
Gain on sale of real estate	—	186,942		—	—		—	—
Impairment of real estate	—	(859)		—	—		—	—
Minority interest in income of consolidated partnership and joint ventures	(210)	(4,359)		(201)	(1,134)		(150)	(282)
Income from discontinued operations	4,340	5,282		5,068	8,110		6,796	6,977

NET INCOME	$33,182	$196,045		$34,669	$40,697		$38,509	$38,687

(1) Includes the Company's pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  For the purpose of these analyses, Same Property NOI excludes the NOI of properties that 1) have undergone or are undergoing redevelopment, 2) were classified as discontinued operations under SFAS No. 144 or 3) were acquired during the period presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company's financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Same Property NOI Analysis

Includes Redevelopment Properties

(Dollars in thousands)

	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent
	09/30/06	09/30/05	Change	06/30/06	06/30/05	Change	03/31/06	03/31/05	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	292	292		288	288		291	291
Gross leasable area (1)	39,905,588	39,905,588		39,515,644	39,515,644		39,051,904	39,051,904
Percent leased (1)	91.0%	91.2%	-0.2%	90.7%	91.5%	-0.8%	91.0%	91.7%	-0.7%

Lease Termination Fees: (2)	$345	$2,573		$532	$851		$5,180	$425

Rental revenues	$109,012	$98,164	11.1%	$106,398	$102,408	3.9%	$103,443	$97,978	5.6%
Rental operating expenses	37,940	30,581	24.1%	33,259	33,145	0.3%	32,510	31,580	2.9%
SAME PROPERTY NOI (GAAP BASIS)	$71,072	$67,583	5.2%	$73,139	$69,263	5.6%	$70,933	$66,398	6.8%
Operating margin (GAAP basis)	65.2%	68.8%	-3.7%	68.7%	67.6%	1.1%	68.6%	67.8%	0.8%
Straight-line rent adjustment	230	78	194.9%	1,126	1,587	-29.0%	2,518	689	265.5%
SAME PROPERTY NOI	$70,842	$67,505	4.9%	$72,013	$67,676	6.4%	$68,415	$65,709	4.1%
Operating margin	65.0%	68.8%	-3.8%	67.7%	66.1%	1.6%	66.1%	67.1%	-0.9%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$109,012	$98,164		$106,398	$102,408		$103,443	$97,978
Non-same property rental revenues	7,601	17,027		8,492	30,006		13,308	30,995
TOTAL RENTAL REVENUES	116,613	115,191		114,890	132,414		116,751	128,973
Same property rental operating expenses (1)	37,940	30,581		33,259	33,145		32,510	31,580
Non-same property rental operating expenses	255	7,426		2,645	8,598		3,620	9,313
TOTAL RENTAL OPERATING EXPENSES	38,195	38,007		35,904	41,743		36,130	40,893

TOTAL NOI (1)	78,418	77,184		78,986	90,671		80,621	88,080

SAME PROPERTY JOINT VENTURE NOI (1)	2,494	2,606		2,320	2,344		2,143	2,286

COMPANY NOI	75,924	74,578		76,666	88,327		78,478	85,794

Total other income	6,028	5,819		5,495	2,567		6,298	3,223
Total other expenses	(52,900)	(71,358)		(52,359)	(57,173)		(52,913)	(57,025)
Gain on sale of real estate	—	186,942		—	—		—	—
Impairment of real estate	—	(859)		—	—		—	—
Minority interest in income of consolidated partnership and joint ventures	(210)	(4,359)		(201)	(1,134)		(150)	(282)
Income from discontinued operations	4,340	5,282		5,068	8,110		6,796	6,977

NET INCOME	$33,182	$196,045		$34,669	$40,697		$38,509	$38,687

(1) Includes the Company's pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  For the purpose of these analyses, Same Property NOI excludes the NOI of properties that 1) were classified as discontinued operations under SFAS No. 144 or 2) were acquired during the period presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company's financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Top Ten Tenants

				GLA as a		ABR as a
				Percentage		Percentage
		Number of		of Total		of Total
	Tenant	Leases	GLA	Portfolio GLA	ABR	Portfolio ABR
1	The Kroger Co. (1)	54	2,256,521	5.1%	$14,360,878	4.0%
2	Wal-Mart Stores (2)	32	2,237,314	5.1%	9,045,675	2.5%
3	Sears Holding Corp. (3)	36	1,925,632	4.3%	8,889,054	2.5%
4	The TJX Companies (4)	57	1,059,839	2.4%	7,427,981	2.1%
5	Publix Super Markets (5)	23	735,349	1.7%	5,810,435	1.6%
6	Ahold USA (6)	18	577,354	1.3%	5,412,344	1.5%
7	Safeway, Inc. (7)	13	409,946	0.9%	3,879,110	1.1%
8	Hobby Lobby (8)	15	609,984	1.4%	3,458,971	1.0%
9	Delhaize America (9)	32	517,130	1.2%	3,279,002	0.9%
10	Circuit City	15	302,046	0.7%	3,172,114	0.9%
		295	10,631,115	24.0%	$64,735,564	17.9%

(1) Includes King Soopers, Kroger and Smith’s.

(2) Includes Discount Stores, Neighborhood Markets, SAM’S CLUB and Supercenters.

(3) Includes Kmart, Sears, Sears Essentials and Sears Hardware.

(4) Includes A.J. Wright, Bob’s Stores, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes Publix and Publix Sabor.

(6) Includes Giant Food, Martin’s, Stop & Shop and Tops Market.

(7) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

(8) Includes Hemispheres and Hobby Lobby.

(9) Includes Food Lion, Hannaford Bros., Harvey’s, Kash n’ Karry and Sweetbay Supermarket.

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

New and Renewal Lease Summary

	Number	GLA	Total New ABR	Total New ABR PSF	Total Former ABR	Total Former ABR PSF	Percent Increase (Cash)	Percent Increase (GAAP)	Tenant Improvements Committed (1)	Tenant Improvements Committed PSF (1)	Leasing Commissions (1)	Leasing Commissions PSF (1)
1Q 2006
Comparable Space (2)
New leases	109	414,940	$4,442,176	$10.71	$3,879,473	$9.35	14.5%	—	$1,993,257	$4.80	$471,304	$1.14
Renewal leases (3)	302	1,513,747	16,230,329	10.72	14,931,103	9.86	8.7%	—	—	—	—	—
	411	1,928,687	20,672,505	10.72	18,810,576	$9.75	9.9%	—	—	—	—	—
Non-comparable Space
New leases	47	284,280	3,421,904	12.04	—	—	—	—	2,054,754	7.23	270,156	0.95
TOTAL	458	2,212,967	$24,094,409	$10.89	—	—	—	—	$4,048,011	$5.79	$741,460	$1.06

2Q 2006
Comparable Space (2)
New leases	73	247,889	$2,995,022	$12.08	$2,620,859	$10.57	14.3%	21.5%	$1,571,361	$6.34	$147,616	$0.60
Renewal leases (3)	231	1,463,045	12,636,170	8.64	11,628,362	7.95	8.7%	13.3%	—	—	—	—
	304	1,710,934	15,631,192	9.14	14,249,221	$8.33	9.7%	14.8%	—	—	—	—
Non-comparable Space
New leases	63	706,340	6,608,201	9.36	—	—	—	—	3,903,150	5.53	909,994	1.29
TOTAL	367	2,417,274	$22,239,393	$9.20	—	—	—	—	$5,474,511	$5.74	$1,057,610	$1.11

3Q 2006
Comparable Space (2)
New leases	92	254,374	$3,406,821	$13.39	$2,975,755	$11.70	14.5%	23.4%	$966,633	$3.80	$138,966	$0.55
Renewal leases (3)	247	1,193,099	11,186,430	9.38	10,367,846	8.69	7.9%	12.8%	—	—	—	—
	339	1,447,473	14,593,251	10.08	13,343,601	$9.22	9.4%	15.3%	—	—	—	—
Non-comparable Space
New leases	66	412,532	4,685,641	11.36	—	—	—	—	2,194,465	5.32	539,963	1.31
TOTAL	405	1,860,005	$19,278,892	$10.36	—	—	—	—	$3,161,098	$4.74	$678,929	$1.02

2006 Total
Comparable Space (2)
New leases	274	917,203	$10,844,019	$11.82	$9,476,087	$10.33	14.4%	—	$4,531,251	$4.94	$757,886	$0.83
Renewal leases (3)	780	4,169,891	40,052,929	9.61	36,927,311	8.86	8.5%	—	—	—	—	—
	1,054	5,087,094	50,896,948	10.01	46,403,398	$9.12	9.7%	—	—	—	—	—
Non-comparable Space
New leases	176	1,403,152	14,715,746	10.49	—	—	—	—	8,152,369	5.81	1,720,113	1.23
TOTAL	1,230	6,490,246	$65,612,694	$10.11	—	—	—	—	$12,683,620	$5.47	$2,477,999	$1.07

(1) New leases only.

(2) Includes only those spaces that were occupied within the prior two years.

(3) Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in effect at March 31, 2006, June 30, 2006 and September 30, 2006, including those that are fully executed, but not yet open.

Includes the Company Portfolio, 100 percent of properties owned by unconsolidated joint ventures and managed portfolios, and excludes Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Lease Expiration Schedule - Company Portfolio

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2006	432	1,845,948	4.90%	$8.38	4.64%
2007	942	4,339,980	11.51%	9.33	12.14%
2008	937	4,344,822	11.52%	9.53	12.42%
2009	835	4,235,263	11.23%	9.65	12.26%
2010	602	5,055,597	13.41%	8.29	12.57%
2011	508	3,632,415	9.63%	8.59	9.35%
2012	108	992,008	2.63%	8.80	2.62%
2013	113	1,607,331	4.26%	7.69	3.71%
2014	91	1,709,855	4.53%	8.33	4.27%
2015	119	2,265,606	6.01%	9.12	6.20%
2016+	282	7,679,377	20.37%	8.60	19.81%
	4,969	37,708,202	100.0%	$8.84	100.0%

Excludes Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of EITF 04-5.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Lease Expiration Schedule - Joint Venture Portfolios

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2006	192	733,618	2.88%	$9.66	2.92%
2007	446	1,920,940	7.54%	10.10	7.99%
2008	497	2,826,691	11.09%	9.58	11.16%
2009	469	2,787,695	10.94%	9.25	10.62%
2010	371	2,572,342	10.10%	9.82	10.41%
2011	268	2,098,349	8.24%	10.03	8.67%
2012	91	1,216,043	4.77%	10.02	5.02%
2013	98	1,317,979	5.17%	10.59	5.75%
2014	101	1,745,620	6.85%	9.17	6.59%
2015	99	1,648,508	6.47%	10.18	6.91%
2016+	232	6,610,692	25.95%	8.79	23.95%
	2,864	25,478,477	100.0%	$9.53	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Lease Expiration Schedule - Total Portfolio

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2006	624	1,900,528	4.78%	$8.47	4.53%
2007	1,388	4,473,401	11.24%	9.40	11.82%
2008	1,434	4,539,770	11.41%	9.58	12.23%
2009	1,304	4,432,461	11.14%	9.69	12.07%
2010	973	5,291,885	13.30%	8.42	12.52%
2011	776	3,827,746	9.62%	8.79	9.45%
2012	199	1,091,001	2.74%	9.10	2.79%
2013	211	1,703,596	4.28%	7.98	3.82%
2014	192	1,830,350	4.60%	8.46	4.35%
2015	218	2,412,411	6.06%	9.23	6.26%
2016+	514	8,279,546	20.81%	8.66	20.16%
	7,833	39,782,695	100.0%	$8.94	100.0%

Excludes Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of EITF 04-5 and the Company's pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended September 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
COMPANY PORTFOLIO
Stabilized Properties
Community and Neighborhood Shopping Centers
1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	81%	$275,900	Southern Family Markets
2	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	97%	1,037,958	Southeastern Salvage, Wal-Mart
3	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	98%	1,418,814	Wal-Mart Supercenter
4	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	96%	718,215	Furniture Factory, Kmart
5	Metro Marketplace	Phoenix	AZ	2001	06/21/91	249,694	72%	1,958,365	Office Max, Toys R Us
6	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,670,322	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart	SAM'S CLUB
7	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	358,423	—
8	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,173	99%	1,650,267	24 Hour Fitness Sport, Michael's, Sav-on Drug	Big Lots, Trader Joe's
9	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,670	100%	929,418	Big Lots, Kmart
10	Arbor Faire	Fresno	CA	1993	04/09/97	200,166	96%	2,134,553	Home Depot, PetSmart, Smart & Final	Mervyn's
11	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	96%	788,774	United Artists
12	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	93%	776,938	Big Lots, Dunhill Furniture, Grocery Outlet	In Shape Health Club
13	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	98%	3,323,624	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
14	Metro 580	Pleasanton	CA	2004	09/15/97	176,510	100%	2,493,882	Borders, Kohl's, Sports Chalet	Wal-Mart
15	Rose Pavilion	Pleasanton	CA	2005	02/27/98	294,878	100%	5,316,630	Broyhill Home Collections, Levitz Furniture, Macy's Home Store	Long's Drugs
16	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	98%	1,759,799	Big Lots, PETCO, Rite Aid, Trader Joe's	Golfsmith, Michaels
17	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	499,117	Arc Thrift Store, King Soopers
18	Superior Marketplace	Superior	CO	2004	07/31/02	266,308	99%	4,119,606	Gart Bros. Sporting Goods, Michaels, Office Max, PetSmart, Ross Dress for Less, T.J. Maxx, Wild Oats	Costco, SuperTarget
19	Clearwater Mall	Clearwater	FL	2003	01/30/04	301,500	96%	5,276,933	Linens 'n Things, Ross Dress for Less	Costco, Lowe's, SuperTarget
20	Coconut Creek	Coconut Creek	FL	2005	03/01/02	265,621	95%	2,997,211	Big Lots, Publix
21	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,313,918	Publix, Sears Essentials
22	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	158,118	100%	1,439,861	Circuit City, Office Depot, Publix, T.J. Maxx
23	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	92%	888,461	Family Dollar, Winn-Dixie
24	Regency Park	Jacksonville	FL	2006	06/16/97	333,942	81%	2,540,956	American Signature, Babies R Us, Hobby Lobby, Marshalls
25	The Shoppes at Southside	Jacksonville	FL	2004	12/10/04	109,113	100%	2,192,694	Best Buy, David's Bridal, Sports Authority
26	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	95%	736,311	Sweetbay Supermarket
27	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	41%	320,062	International Super Buffet
28	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,381,848	Ross Dress for Less, Sears Essentials, Winn-Dixie
29	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,771,607	Kmart, Publix
30	Southgate	New Port Richey	FL	2004	08/27/97	258,702	93%	1,366,197	Big Lots, Publix, Sticks N Stuff
31	Colonial Marketplace	Orlando	FL	2006	04/01/98	141,140	99%	1,899,713	A.C. Moore, LA Fitness, Office Max	Target
32	Presidential Plaza	North Lauderdale	FL	2006	04/18/97	88,306	99%	750,750	Family Dollar, Sedano's Supermarket
33	Silver Hills	Orlando	FL	1985	03/01/02	109,001	100%	530,148	AutoZone, Buddy's Home, Winn-Dixie
34	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	100%	1,060,977	Publix
35	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	94%	1,111,164	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
36	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	901,259	Burlington Coat Factory, T.J. Maxx
37	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,411	84%	905,823	Dollar General, Publix
38	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,198,550	Big Lots, Winn-Dixie
39	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	100%	918,133	Dollar Tree, Kash n' Karry, Walgreens
40	Tyrone Gardens (5)	St. Petersburg	FL	1998	06/20/06	209,337	95%	1,499,732	Big Lots, Winn-Dixie
41	Downtown Publix	Stuart	FL	2000	03/01/02	153,909	95%	1,374,811	Publix, Schumacher Music
42	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	139,791	99%	1,538,175	Publix, T.J. Maxx
43	Northeast Plaza	Atlanta	GA	2004	12/12/02	441,829	91%	3,762,811	Furniture Plus, Goodwill, Mercado Del Pueblo
44	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	99%	457,483	Family Dollar, Food Depot
45	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	97%	534,521	Badcock Furniture, Kroger
46	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	90%	422,317	Family Dollar
47	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	851,843	B.C. Moore, Wal-Mart
48	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	96%	681,101	Kmart, Piggly Wiggly
49	Covington Gallery	Covington	GA	1991	12/30/93	174,857	91%	921,639	Ingles, Kmart
50	Midway Village	Douglasville	GA	1989	05/01/97	74,728	98%	390,804	Piggly Wiggly
51	Westgate	Dublin	GA	2004	07/11/90	118,938	97%	685,898	Beall's, Big Lots	Home Depot
52	Mableton Walk	Mableton	GA	1994	06/01/05	105,742	96%	1,008,069	Piccadilly Cafeteria, Publix
53	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	466,104	Marshalls
54	New Chastain Corners	Marietta	GA	2004	07/17/97	113,079	97%	1,118,236	Kroger
55	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	156,853	92%	1,687,801	Kroger
56	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	97%	371,411	Family Dollar, Marshalls
57	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	98%	588,267	Food Depot
58	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	86%	220,992	—	Wal-Mart Supercenter
59	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	100%	952,451	Eisenhower Cinema, Food Lion

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended September 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
60	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	581,895	—
61	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	94%	2,588,532	Kroger
62	Tift-Town	Tifton	GA	1965	07/11/90	58,818	87%	242,798	Bealls Outlet, Family Dollar, Salvation Army
63	Haymarket Mall	Des Moines	IA	2002	05/12/95	239,508	96%	953,951	Burlington Coat Factory, Hobby Lobby
64	Annex of Arlington	Arlington Heights	IL	1999	08/26/04	197,328	92%	2,343,744	Barnes & Noble, PetSmart, Sports Authority, Trader Joe's
65	Festival Center	Bradley	IL	2006	12/12/02	63,796	77%	256,297	Big Lots
66	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	95%	374,160	Big Lots, Hobby Lobby
67	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	93%	1,889,305	Dominick's, Walgreen
68	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	454,006	Cub Foods, Stone's Hallmark
69	The Quentin Collection	Kildeer	IL	2006	09/22/06	171,179	88%	1,839,231	Best Buy, Fresh Market, PetSmart, Stein Mart
70	Westridge Court	Naperville	IL	2002	07/18/97	453,666	87%	5,352,168	Borders, CompUSA, Linens 'n Things, Marshalls, Nova 8 Theatre
71	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	100%	1,088,623	Jewel-Osco
72	Tinley Park Plaza	Tinley Park	IL	2005	09/20/95	249,954	99%	2,647,268	T.J. Maxx, Walt's Food Center
73	Columbus Center	Columbus	IN	2005	12/01/88	145,137	98%	1,285,610	Big Lots, MC Sports, Office Max, T.J. Maxx	Target
74	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	669,306	CVS, Martin's Super Market
75	Elkhart Market Centre	Goshen	IN	1994	12/12/02	362,470	99%	2,161,019	SAM'S CLUB, Wal-Mart
76	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	79%	277,601	—	Goody's, Wal-Mart Supercenter
77	Town Fair	Princeton	IN	1991	02/09/93	119,439	100%	499,193	Goody's, Kmart
78	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	82%	269,633	Ashley Jordan's Furniture	Big Lots
79	Florence Plaza	Florence	KY	1985	12/12/02	170,404	71%	768,162	Hobby Lobby, M99-Center	Toys R Us
80	Florence Square	Florence	KY	2000	03/17/04	381,628	95%	4,102,828	HomeGoods, Kroger, National Amusement, Staples, T.J. Maxx
81	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	770,287	Food Lion, Kmart
82	Jefferson Towne Commons	Jeffersontown	KY	2005	10/21/88	217,466	90%	1,297,226	Louisville Athletic Club, King Pin Lanes, Save-A-Lot
83	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	98%	1,542,531	Gabriel Brothers, Wal-Mart
84	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	95%	1,350,100	Kroger
85	Picadilly Square	Louisville	KY	2006	04/25/89	96,370	92%	547,519	Big Lots, Royal Garden Buffet, The Hair Design School
86	Towne Square North	Owensboro	KY	1988	12/12/02	163,161	95%	1,065,213	Books-A-Million, Hobby Lobby, Office Depot
87	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,465	100%	695,923	Stage, Super 1 Foods
88	Lagniappe Village	New Iberia	LA	1990	07/01/98	213,108	99%	1,068,963	—
89	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	87%	1,122,142	Stop & Shop
90	Maple Village	Ann Arbor	MI	2000	10/14/94	297,735	88%	1,928,506	Dunham's, Kmart
91	Grand Crossing	Brighton	MI	2005	01/03/03	82,989	100%	798,840	ACO Hardware, VG'S Food
92	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,279	98%	672,732	Farmer Jack
93	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,027,667	Glik's, VG'S Food	Kmart
94	Silver Pointe Shopping Center	Fenton	MI	1996	11/23/04	86,141	94%	1,084,834	—
95	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	92%	758,471	D&W Food Center, Powerhouse Gym
96	Kentwood	Kentwood	MI	1987	01/03/03	78,007	78%	291,598	D&W Food Center
97	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	459,290	89%	4,678,901	Best Buy, Kohl's, Star Theatre, T.J. Maxx	Target
98	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	2,101,629	Gander Mountain, Michaels, Old Navy, T.J. Maxx
99	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	95%	1,066,876	Dollar Castle, Farmer Jack	Burlington Coat Factory, Marshalls, Staples
100	18 Mile & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,339,525	Murray's Auto Parts, Sears Hardware, VG'S Food
101	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	96%	735,140	Babies R Us, Bed Bath & Beyond, Dunham's
102	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	92%	520,172	Martin's Supermarket
103	West Ridge Shopping Center	Westland	MI	1989	03/17/05	163,131	99%	1,389,360	TEC Furniture, Tile Shop, T.J. Maxx	Mervyn's, Target
104	Westland Crossing	Westland	MI	1999	11/16/99	141,738	86%	1,236,514	Grand Prix of America, Michaels	Toys R Us
105	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	94%	446,567	Harbor Freight Tools, Northwest Bookstore, Party America, The Gym
106	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	85%	324,939	Ingles
107	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	93%	658,583	Big Lots	Hobby Lobby
108	Macon Plaza	Franklin	NC	2001	12/12/02	92,787	86%	348,146	BI-LO, Peebles
109	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	87%	237,905	Food Lion
110	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	91%	310,622	Dollar General, Food Lion
111	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	99%	755,563	Dollar Tree, Wal-Mart Supercenter
112	Roxboro Square	Roxboro	NC	2005	06/05/95	97,226	88%	1,030,710	Person County
113	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	86%	499,176	Belk-Yates, Rose's Department Store
114	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	100%	2,036,524	Big Lots, Wal-Mart Supercenter
115	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	96%	650,770	Eckerd, Lowes Food
116	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	98%	740,367	B.C. Moore, Food Lion, Wal-Mart
117	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	89%	641,693	Wal-Mart	Belk's
118	Laurel Square	Brick	NJ	2003	07/13/92	246,235	99%	2,122,304	Kmart, Pathmark
119	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	99%	849,910	Hamilton Home Furnishings, Kmart
120	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	97%	1,309,021	Stop & Shop
121	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,059	95%	2,895,409	ShopRite
122	Tinton Falls Plaza	Tinton Falls	NJ	2006	01/30/98	100,582	90%	1,006,529	WOW Fitness, Velocity	A&P
123	Paseo del Norte	Albuquerque	NM	2004	03/01/02	49,384	100%	340,058	Wal-Mart Neighborhood Market

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended September 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
124	Renaissance Center East	Las Vegas	NV	2006	10/17/96	144,216	97%	1,549,912	Albertsons
125	Cortlandville	Cortland	NY	2003	08/04/87	111,850	61%	368,518	Big Lots, Country Max, Kinney Drugs
126	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	600,863	Kmart, Office Max
127	D & F Plaza	Dunkirk	NY	1967	01/01/86	195,781	90%	890,811	Big Lots, Quality Markets
128	Unity Plaza	East Fishkill	NY	2005	04/28/04	67,462	100%	1,408,850	A&P Fresh Market
129	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	100%	171,152	Big Lots, Dollar General
130	Cayuga Mall	Ithaca	NY	1969	05/12/89	203,888	100%	1,205,399	Eckerd, P&C Foods, T.J. Maxx
131	Transit Road Plaza	Lockport	NY	2005	08/03/93	134,526	79%	690,731	Dollar Tree, Grossman's Bargain Outlet, OfficeMax, Save-A-Lot
132	Wallkill Plaza	Middletown	NY	2005	12/12/95	203,800	92%	1,682,119	A.J. Wright, Ashley Furniture, ShopRite
133	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,545,855	ShopRite, US Postal
134	Mohawk Acres	Rome	NY	2005	01/20/84	161,170	94%	1,341,114	Price Chopper
135	Village Center	Smithtown	NY	2005	08/19/04	97,401	100%	1,670,431	Eckerd, Uncle Giuseppe's Italian Market
136	Ashland Square	Ashland	OH	1991	10/06/93	163,168	93%	842,069	—
137	Brunswick Town Center	Brunswick	OH	2004	01/21/05	122,989	94%	1,659,442	Giant Eagle	Home Depot
138	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	89%	1,349,860	Circuit City, OfficeMax	Ashley Furniture, Pat Catan's Craft
139	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	218,752	91%	1,844,749	A.J. Wright, Kroger
140	Delhi	Cincinnati	OH	2002	05/22/96	166,317	73%	1,306,789	Kroger
141	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	93%	2,387,264	Bova Furniture, HomeGoods, Stein Mart, T.J. Maxx
142	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,718	92%	539,338	Furniture & Mattress Dist. Center, Kroger
143	Western Hills Plaza	Cincinnati	OH	1989	11/03/05	430,399	93%	2,917,549	Bed Bath & Beyond, Old Navy, Sears, Staples, T.J. Maxx
144	Western Village	Cincinnati	OH	2005	05/04/94	111,656	96%	972,150	Kroger
145	Crown Point	Columbus	OH	1998	07/23/98	147,275	100%	1,277,079	Kroger, Lombards
146	Greentree Shopping Center	Columbus	OH	2005	07/23/98	128,212	96%	1,093,136	Kroger
147	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	92%	713,342	Staples, Super Seafood Buffet
148	Heritage Square	Dover	OH	2004	08/31/93	181,732	81%	662,148	First Baptist Church, Giant Eagle
149	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	96%	1,208,296	Tops Market	Wal-Mart
150	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	100%	2,791,726	Circuit City, Dick's Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
151	New Boston	New Boston	OH	2000	02/17/93	238,711	77%	1,164,132	Wal-Mart
152	Starlite Plaza	Sylvania	OH	2000	07/22/04	222,450	90%	1,617,062	Basset's IGA
153	Alexis Park	Toledo	OH	1988	12/12/02	258,942	72%	741,416	Value City
154	Southland Shopping Plaza	Toledo	OH	1988	12/21/05	290,892	83%	1,388,059	A.J Wright, Big Lots, Kroger
155	Marketplace	Tulsa	OK	1992	09/01/04	186,851	90%	1,647,015	CompUSA, Drysdale's, Oshman's, PetSmart
156	Bethel Park	Bethel Park	PA	2004	05/14/97	218,464	98%	1,465,499	Giant Eagle, Wal-Mart
157	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	96%	2,129,755	Genuardi's
158	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick's Sporting Goods, Home Depot, PetSmart, T.J. Maxx
159	New Garden	Kennett Square	PA	2001	06/20/97	146,720	95%	683,436	Acme Markets, Big Lots
160	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	90%	865,881	Giant Food, Rent-To-Own
161	Ivyridge	Philadelphia	PA	2006	08/02/95	107,316	84%	1,455,718	—
162	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	561,799	99%	6,689,315	Macy's
163	Hampton Square	Southampton	PA	2002	12/29/98	62,933	64%	507,097	Eckerd
164	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,126	93%	1,360,371	Marshalls, Ocean State Job Lot, Stop & Shop
165	Fashion Place Shopping Center	Columbia	SC	1990	09/14/05	149,493	82%	908,257	Dollar Tree, Staples, Superpetz, T.J. Maxx
166	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	727,221	BI-LO
167	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	96%	295,633	Food Lion, Market Area Real Estate Sales
168	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	100%	433,293	Animal Supply House, Dollar General, Food Lion, Musicians Supply	Kmart
169	Festival Centre	North Charleston	SC	2004	12/12/02	323,742	91%	1,720,093	Fred's, Hamrick's Apparel, Holiday Inn Worldwide, Piggly Wiggly
170	Shoppes at Hickory Hollow	Antioch	TN	1986	09/21/06	144,469	94%	1,353,112	Kroger
171	Congress Crossing	Athens	TN	1990	11/10/88	176,305	96%	1,032,359	BI-LO, Kmart
172	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	700,283	BI-LO, CVS
173	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	95%	295,858	Dollar General, Food Lion
174	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	98%	1,603,111	Kmart, Proffitt's
175	Hazel Path	Hendersonville	TN	1989	11/27/95	162,962	89%	722,475	Food Lion
176	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	89%	1,716,330	Wal-Mart Supercenter
177	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	71%	351,402	Dollar Tree	Kroger
178	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	354,345	Dollar General, Food Lion	The Crystal Company
179	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	1,018,899	Kroger
180	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	96%	227,121	Dollar Tree
181	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	100%	362,202	Dollar Tree, Southern Family Market
182	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	95%	1,139,026	Wal-Mart Supercenter
183	Palm Plaza	Aransas	TX	2002	03/01/02	52,100	86%	287,682	Bealls (Stage), Family Dollar
184	Bardin Place Center	Arlington	TX	1993	10/06/97	310,184	100%	2,894,178	Hemispheres, Oshman's	Hobby Lobby
185	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	93%	836,142	—
186	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	479,625	H.E.B., ICI Paints
187	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	386,694	Food City, Family Dollar, Hancock Fabrics
188	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended September 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
189	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	795,727	CVS, H.E.B., Palais Royal
190	Bryan Square	Bryan	TX	2001	03/01/02	55,115	15%	12,500	Firestone
191	Townshire	Bryan	TX	2002	03/01/02	136,693	90%	757,995	Tops Printing
192	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,000	100%	1,127,103	CVS, Kroger
193	Carmel Village	Corpus Christi	TX	1993	03/01/02	85,833	85%	606,612	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
194	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	87%	1,741,709	Bealls (Stage), Hobby Lobby, Sutherland Lumber
195	Claremont Village	Dallas	TX	1976	03/01/02	66,980	91%	412,237	Family Dollar, Minyard's
196	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	94%	479,807	Blockbuster, Carnival, Family Dollar, Mama Rosa
197	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	401,946	Minyard, O'Reilly's Auto Parts
198	Webb Royal	Dallas	TX	1992	03/01/02	108,545	90%	691,187	Family Dollar, Minyard
199	Wynnewood Village	Dallas	TX	2006	03/01/02	442,079	98%	3,564,498	Fallas Paredes, Kroger, Ross Dress for Less
200	Parktown	Deer Park	TX	1999	03/01/02	121,388	94%	753,171	Burke's Outlet, Gerland's, Walgreens
201	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	93%	467,240	Albertsons
202	The Market at Preston Ridge	Frisco	TX	2003	09/01/04	50,326	100%	918,228	CompUSA
203	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	310,056	Family Dollar, Fiesta, Hi Style Fashion
204	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	87%	656,814	Cook Children's Health Foundation, Minyard's
205	Village Plaza	Garland	TX	2002	03/01/02	89,241	100%	884,149	Truong Nguyen Grocer
206	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	86%	195,462	Ace Hardware, Rent-A-Center, Save-A-Lot
207	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	99%	1,129,800	Kroger
208	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	668,844	Kroger
209	Braes Heights	Houston	TX	2003	03/01/02	100,487	100%	1,625,583	CVS
210	Braes Link	Houston	TX	1999	03/01/02	38,997	98%	516,128	Walgreens
211	Braes Oaks	Houston	TX	1992	03/01/02	46,720	81%	270,473	H.E.B.
212	Braesgate	Houston	TX	1997	03/01/02	91,670	94%	509,501	Food Town
213	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,412	98%	1,412,482	24 Hour Fitness, CVS, Hancock Fabrics, Mr. Gatti's Pizza, Spec's Liquors
214	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	97%	1,676,337	Big Lots, Kroger, Stein Mart
215	Jester Village	Houston	TX	1988	03/01/02	64,442	98%	398,790	H.E.B.
216	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	104,952	—
217	Maplewood Mall	Houston	TX	2004	03/01/02	96,371	96%	570,361	Burke's Outlet, Cox's Foodarama, Family Dollar
218	Merchants Park	Houston	TX	2006	03/01/02	241,742	90%	2,015,249	Big Lots, Hibernia Bank, Kroger, Ross Dress for Less
219	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	86%	731,132	—
220	Northgate	Houston	TX	1972	03/01/02	40,244	43%	73,020	Firestone
221	Northshore East	Houston	TX	2001	03/01/02	90,820	92%	1,180,860	Office Depot, River Oaks Imaging & Diagnostic
222	Northtown Plaza	Houston	TX	1990	03/01/02	195,134	100%	1,788,548	Big Lots, Factory 2 U, Fallas Paredes
223	Northwood	Houston	TX	1972	03/01/02	137,947	99%	1,030,710	Davis Food City
224	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	840,751	Family Dollar, Houston Community College
225	Sharpstown Plaza	Houston	TX	2005	03/01/02	43,630	100%	607,048	Circuit City
226	Stella Link	Houston	TX	1998	03/01/02	93,827	80%	492,894	Conn's Clearance,Davis Food City
227	Tanglewilde	Houston	TX	1998	03/01/02	87,309	100%	852,922	Party City, Salon In The Park, USA Baby
228	Tidwell Place	Houston	TX	1991	03/01/02	41,855	80%	381,352	Family Dollar, North Houston Birth Center
229	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	86%	1,636,778	Marshalls
230	Irving West	Irving	TX	2004	09/14/93	69,956	94%	380,754	Terry's Supermarket
231	Washington Square	Kaufman	TX	1978	03/01/02	65,907	97%	274,486	Auto Zone, Bealls (Stage), Family Dollar
232	League City	League City	TX	1992	03/01/02	99,021	90%	515,638	Bealls (Stage), Family Dollar, Jo-Ann Fabrics
233	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	85%	673,888	Bealls (Stage), Super 1 Foods
234	Crossroads Center	Pasadena	TX	1997	03/01/02	134,006	96%	1,294,468	Kroger, Sears Hardware
235	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	320,068	Dollar General, Hancock Fabrics
236	Parkview West	Pasadena	TX	2005	03/01/02	39,939	89%	333,293	Family Dollar, Rent-A-Center
237	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	97%	2,247,724	Kroger
238	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	97%	1,079,894	Kroger, Palais Royal
239	Market Plaza	Plano	TX	2002	07/13/05	161,453	67%	2,431,530	H.E.B Central Market
240	Klein Square	Spring	TX	1999	03/01/02	80,857	100%	739,992	Family Dollar, Foodtown
241	Texas City Bay	Texas City	TX	2005	03/01/02	228,676	96%	1,761,217	BP, Kroger
242	The Centre at Navarro	Victoria	TX	2005	03/01/02	47,960	97%	658,688	Hastings,Walgreens
243	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,442,134	Toy Works, Ukrops Supermarket	Kohl's
244	Jefferson Green	Newport News	VA	1988	12/12/02	54,945	100%	781,536	Northern Handyman
245	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	76%	855,194	Ingles
246	Cave Spring Corners	Roanoke	VA	2005	06/05/97	142,752	95%	799,839	Hamricks Department Stores, Kroger
247	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	98%	768,741	CVS, Kroger
248	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	91%	989,982	Big Lots, Goodwill, Kroger
249	Ridgeview Centre	Wise	VA	2005	07/02/92	190,242	95%	1,333,863	Food City, Kmart	Belk's
250	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	100%	1,376,908	Hobby Lobby, Kohl's	ShopKo
251	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	155,022	86%	955,395	Big Lots, Murdoch's Ranch & Home Supply	Hobby Lobby
						36,052,118	93%	296,972,246

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended September 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)

	Miscellaneous Properties

1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414	—
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391	—
4	Country Market	Pine Bluff	AR	1981	08/10/93	60,842	100%	121,684	Country Market
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	56,250	Brunswick Lanes
6	Kmart	Atlantic	IA	1980	01/19/94	40,318	0%	—	—
7	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	459,800	Smith's
8	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—	—
9	Akron Land	Akron	OH	—	09/07/05	LAND	—	—	—
10	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic	Wal-Mart
11	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	41%	376,071	Pechin
12	Yarbrough	El Paso	TX	1995	03/01/02	49,457	100%	100,000	—
13	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—	—
14	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755	—
						693,722	66%	$1,877,145
		STABILIZED PROPERTIES				36,745,840	93%	$298,849,391
Redevelopment Properties
	Community and Neighborhood Shopping Centers
1	Riverview Plaza	Gadsden	AL	2006	10/12/95	150,700	68%	$601,975	Hobby Lobby
2	Bakersfield Plaza	Bakersfield	CA	2006	06/20/97	213,164	97%	2,049,179	Circuit City, Lassen Natural Foods, Longs Drugs	Mervyn’s
3	Brooksville Square	Brooksville	FL	2006	03/28/94	96,361	100%	893,140	Publix
4	The Mall at 163rd Street	Miami	FL	2006	12/31/98	328,806	81%	2,647,924	Marshalls, Ross	Home Depot, Wal-Mart Supercenter
5	Pointe*Orlando (6)	Orlando	FL	2006	11/30/99	414,125	67%	5,852,106	Capital Grill, Muvico
6	Merchants Crossing	Newnan	GA	2006	12/12/02	174,059	57%	740,968	Hastings, Kroger
7	Victory Square	Savannah	GA	2006	07/02/92	119,014	67%	950,357	—
8	Southfield Plaza	Bridgeview	IL	2006	12/03/96	198,331	99%	1,840,534	Dominick’s, Hobby Lobby	Home Depot
9	Wabash Crossing	Wabash	IN	2006	12/16/93	172,492	41%	417,203	Tractor Supply
10	Lexington Road Plaza	Versailles	KY	2006	04/28/94	184,724	97%	1,209,941	Kmart, Kroger
11	Points West	Brockton	MA	2006	12/12/02	138,657	78%	924,495	Ocean State Job Lot
12	Liberty Plaza	Randallstown	MD	2006	05/12/95	96,459	59%	472,503	Marshalls
13	Rising Sun Towne Centre	Rising Sun	MD	2006	06/04/99	66,702	100%	642,417	Family Dollar, Martin’s
14	Fremont	Fremont	MI	2006	01/03/03	40,800	57%	139,972	Glik’s, Peebles
15	Kietzke Center	Reno	NV	2006	06/20/97	167,296	53%	815,068	Ric’s Furniture	Ashley Furniture, Sportsman Warehouse
16	Pyramid Mall	Geneva	NY	2006	08/03/93	194,757	87%	1,000,099	Big Lots, Tops Market
17	Sunshine Square	Medford	NY	2006	12/12/02	222,422	76%	1,827,085	Stop & Shop
18	Rockland Plaza	Nanuet	NY	2006	01/01/83	250,059	97%	5,248,420	Marshalls
19	Price Chopper Plaza	Rome	NY	2006	08/03/93	78,400	0%	—	—
20	South Towne Centre	Dayton	OH	2006	03/27/92	311,353	75%	2,344,885	Burlington Coat Factory, Health Foods Unlimited, Jo-Ann Fabrics, Value City Furniture
21	Midway Crossing	Elyria	OH	2006	12/11/95	175,385	74%	1,005,350	Dunham’s, Jo-Ann Fabrics, T.J. Maxx	Toys R Us
22	Surrey Square Mall	Norwood	OH	2006	08/26/05	190,323	59%	961,861	Kroger
23	Market Place	Piqua	OH	2006	11/20/91	176,964	61%	409,856	Kroger
24	Dillsburg Shopping Center	Dillsburg	PA	2006	10/16/96	146,193	74%	1,511,078	Giant Food
25	Hillcrest Shopping Center	Spartanburg	SC	2006	02/16/05	343,048	88%	2,930,156	Marshalls, Publix, Ross Dress for Less, Stein Mart
26	West Towne Square	Elizabethton	TN	2006	06/09/98	78,327	62%	258,472	Dollar Tree
27	Chapman-Ford Crossing	Knoxville	TN	2006	12/30/92	185,604	70%	567,270	First Tennessee Bank, Goody’s
28	Culpepper Plaza	College Station	TX	2006	03/01/02	209,760	53%	1,160,129	—
29	Antoine Square	Houston	TX	2006	03/01/02	54,512	7%	60,444	—
30	Broadway	Houston	TX	2006	03/01/02	74,942	87%	318,571	Dollar General, The Worksource
31	Huntington Village	Houston	TX	2006	03/01/02	111,887	87%	657,083	Family Dollar, Twice Blessed
		REDEVELOPMENT PROPERTIES				5,365,626	74%	$40,458,540
New Development Properties
	Community and Neighborhood Shopping Centers
1	Apopka Commons	Apopka	FL	2006	09/07/05	—	—	—	—	Home Depot
2	Nine Mile Square	Pensacola	FL	2006	09/07/05	—	—	—	—	Home Depot

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended September 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)

3	Denham Springs Plaza	Denham Springs	LA	2006	09/07/05	—	—	—	—	Home Depot
4	the Shoppes at Cinnaminson	Cinnaminson	NJ	2006	09/29/06	—	—	—	—
5	Brandt Pike Place	Dayton	OH	2006	09/30/05	—	—	—	—	Kroger
6	Northgate Plaza	Westerville	OH	2006	09/07/05	—	—	—	—	Home Depot, Kroger
		NEW DEVELOPMENT PROPERTIES				—	—	—
		COMPANY PORTFOLIO				42,111,466	90%	$339,307,931
JOINT VENTURE PORTFOLIOS (7)
Stabilized Properties
	Community and Neighborhood Shopping Centers
	Arapahoe Crossings, L.P.
1	Arapahoe Crossings	Aurora	CO	2003	09/30/03	466,363	99%	$6,319,639	Borders, Colorado Theaters, King Soopers, Kohl's, Linens 'n Things, Marshalls, Old Navy, Ross Dress for Less
	BPR Shopping Center, L.P.
2	The Centre at Preston Ridge	Frisco	TX	2003	09/28/98	734,257	98%	12,337,788	Best Buy, DSW Shoe Warehouse, Linens 'n Things, Marshalls, Old Navy, Ross Dress for Less, Stein Mart, T.J. Maxx	SuperTarget
	CA New Plan Acquisition Fund, LLC
3	Augusta West	Augusta	GA	2006	02/09/06	187,823	94%	804,858	Burlington Coat Factory, Dollar Tree, Regal Cinemas
4	Banks Station	Fayetteville	GA	2006	02/09/06	176,451	92%	1,373,552	Cinemark USA, Food Depot, Staples
5	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	872,291	Kmart, Super 1 Foods
6	Great Eastern Shopping Plaza	Northwood	OH	1956	12/21/05	338,826	80%	1,120,845	Aldi, The Pharm, Value City Department Store, Value City Furniture
7	Shelby Square	Memphis	TN	1989	02/09/06	155,969	72%	730,769	Fred's, Wal-Mart Neighborhood Market
8	Parmer Crossing	Austin	TX	2004	06/13/06	169,517	92%	1,296,364	Big Lots, Room Store	Fry's Electronics
9	Northshore West	Houston	TX	1997	03/01/02	144,982	94%	1,157,391	Conn Appliances, PETCO, Sellers Brothers
	CA New Plan Venture Direct Investment Fund, LLC
10	Shoppes of Victoria Square	Port St. Lucie	FL	1990	10/10/03	95,243	100%	1,055,872	Winn-Dixie
11	Sarasota Village	Sarasota	FL	1998	03/01/02	168,600	100%	1,264,810	Big Lots, Home Goods, Gold's Gym, Publix
12	Atlantic Plaza	Satellite Beach	FL	2001	03/01/02	133,070	83%	855,161	Beall's, Publix
13	Harwood Central Village	Bedford	TX	1986	03/01/02	119,742	89%	950,191	Kroger
14	Spring Valley Crossing	Dallas	TX	2002	03/01/02	101,687	87%	733,867	—
15	Odessa-Winwood Town Center	Odessa	TX	2002	03/01/02	343,603	100%	2,215,929	Hastings, H.E.B., Office Depot, Ross Dress for Less, Target
16	Windvale	The Woodlands	TX	2002	03/01/02	101,088	100%	1,132,379	Randalls
	CA New Plan Venture Fund, LLC
17	Villa Monaco	Denver	CO	1978	02/19/04	122,213	83%	989,050	King Soopers
18	Ventura Downs	Kissimmee	FL	2005	03/01/02	98,191	100%	1,052,151	Walgreens, Publix Sabor
19	Stone Mountain Festival	Stone Mountain	GA	2006	07/02/04	347,217	91%	1,721,543	Wal-Mart Supercenter
20	Marrero Shopping Center	Marrero	LA	2004	04/12/04	69,259	98%	626,669	Winn-Dixie
21	Ridglea Plaza	Ft. Worth	TX	1990	12/31/02	171,787	90%	1,560,130	Stein Mart, Tom Thumb
	Galileo America LLC (8)
22	Springdale	Mobile	AL	2004	05/04/06	612,616	93%	3,799,368	Best Buy, Burlington Coat Factory, Goody's, Linens 'n Things, McRae's	SAM'S CLUB
23	County Park Plaza	Scottsboro	AL	1999	08/10/05	60,750	100%	308,572	Southern Family Markets, Sportsmed
24	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,462	92%	1,204,262	Fine Living Furniture, Food City	Bally's Fitness
25	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	95%	728,303	Food City
26	Paradise Plaza	Paradise	CA	1997	06/20/97	198,323	100%	811,320	Albertsons, Kmart, Rite Aid
27	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	98%	2,213,335	T.J. Maxx	Ralphs, Rite Aid
28	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	100%	2,797,168	Stater Bros., Stein Mart
29	Aurora Plaza	Aurora	CO	1996	12/12/02	176,191	100%	1,013,033	King Soopers, Cinema Latino
30	Westminster City Center	Westminster	CO	2005	12/16/97	342,941	100%	4,763,239	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Gordmans
31	Enfield Commons	Enfield	CT	1990	08/10/05	252,096	100%	2,968,471	Barnes & Noble, Bob's Stores, Linens 'n Things, Marshalls, Office Depot
32	Stop & Shop Plaza	Enfield	CT	1988	12/19/05	111,265	98%	1,454,255	Stop & Shop
33	Freshwater - Stateline Plaza	Enfield	CT	2004	08/10/05	295,528	96%	2,518,404	Costco, Dick's Sporting Goods, Circuit City	Home Depot
34	Charter Oak Marketplace	Hartford	CT	2004	08/10/05	259,057	100%	1,657,256	Marshalls, Wal-Mart
35	Chamberlain Plaza	Meriden	CT	2004	08/10/05	53,464	100%	1,021,122	Circuit City
36	Turnpike Plaza	Newington	CT	2004	08/10/05	151,498	100%	2,221,101	Dick's Sporting Goods, Price Chopper
37	North Haven Crossing	North Haven	CT	1993	08/10/05	104,612	82%	1,439,093	Barnes & Noble, Bernie's, Staples, Petco
38	Queen Plaza	Southington	CT	2004	08/10/05	171,989	100%	1,835,587	Bed Bath & Beyond, Bob's Furniture, T.J. Maxx
39	Waterbury Plaza	Waterbury	CT	2000	08/10/05	197,206	100%	2,104,591	Pretty Woman, Super Stop & Shop
40	Waterford Commons	Waterford	CT	2004	08/10/05	237,082	97%	3,996,801	Babies R Us, Dick’s Sporting Goods, Linens 'n Things	Best Buy, Raymour & Flanigan

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended September 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
41	Goff Brook Shops	Wethersfield	CT	1988	08/10/05	71,493	89%	833,737	Office Depot, Old Country Buffet
42	Coastal Way	Brooksville	FL	2004	08/10/05	218,621	100%	1,444,132	Belk's, Sears
43	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	96%	1,110,969	Bealls Outlet, Big Lots, Publix
44	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	99%	639,392	CVS, Family Dollar, Winn-Dixie
45	Marketplace at Wycliffe	Lake Worth	FL	2002	06/01/05	133,520	100%	2,253,436	Walgreens, Winn-Dixie
46	Fashion Square	Orange Park	FL	1996	05/04/06	36,029	100%	825,513	Carrabba's Italian Grill, Miller's Orange Park Ale House, Ruby Tuesday, Takeya Japanese Steakhouse	American Flooring
47	Panama City Square	Panama City	FL	1992	06/25/03	289,119	99%	1,878,824	Goody's, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
48	Collins Park Commons	Plant City	FL	1989	08/10/05	37,458	100%	205,062	Tractor Supply Company
49	Riverwood	Port Orange	FL	1996	09/05/97	93,506	95%	510,886	Walgreens, Winn-Dixie
50	Cobblestone Village	Royal Palm Beach	FL	2005	05/04/06	33,207	100%	846,048	Crispers	SuperTarget
51	Cobblestone Village	St. Augustine	FL	2003	08/10/05	261,081	100%	3,243,682	Bealls, Publix, Ross Dress for Less
52	Hampton Plaza	Tampa	FL	1990	08/10/05	44,420	100%	403,192	Big Lots, Dollar General
53	Albany Plaza	Albany	GA	1995	05/12/94	114,169	99%	627,999	Big Lots, Harveys
54	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	98%	979,283	Belk's, Harveys
55	Buena Vista Village	Columbus	GA	1997	08/10/05	17,500	93%	181,360	—	Wal-Mart, Winn-Dixie
56	Cordele Square	Cordele	GA	2002	07/11/90	126,427	89%	545,528	Belk's, Goody's, Harvey Foods
57	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	96%	559,049	BI-LO, Family Dollar
58	Cosby Station	Douglasville	GA	1994	08/10/05	77,811	100%	790,572	Publix
59	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	96%	995,015	Ace Hardware, Bealls Outlet, Fred's, Kroger
60	Wisteria Village	Snellville	GA	2004	10/11/95	176,652	99%	1,090,174	Hobby Lobby, Kmart
61	Bulloch Plaza	Statesboro	GA	1970	08/10/05	39,264	100%	221,942	Harveys
62	Statesboro Square	Statesboro	GA	1986	08/10/05	41,000	100%	232,777	Aaron Rents, Big Lots
63	Haymarket Square	Des Moines	IA	2002	5/12/95	269,465	95%	1,722,587	Big Lots, Dahl's Foods, Northern Tool, Nova Cinema, Office Depot
64	Marketplace at Matteson	Matteson	IL	2000	02/02/06	309,864	93%	1,958,320	Advance Auto, A.J. Wright, Burlington Coat Factory, Cub Foods
65	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	86%	633,190	Fashion Bug Plus, Kroger
66	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	87%	351,197	Family Dollar, Lo Bill Foods
67	Garden City Plaza	Garden City	KS	2004	08/10/05	102,648	96%	916,241	JC Penney	Sears
68	Green River Plaza	Campbellsville	KY	1989	03/08/96	203,239	99%	1,087,098	Goody's, JC Penney, Kroger
69	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%	829,722	Kmart, Staples
70	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody's, Kmart, Kroger
71	Springhurst Towne Center	Louisville	KY	1997	08/10/05	422,035	99%	4,983,154	Cinemark, Dick’s Sporting Goods, Fashion Shops, Kohl’s, Liquor Barn, T.J. Maxx	Meijer, Target
72	Chestnut Hills	Murray	KY	1982	08/10/05	68,364	95%	368,444	JC Penney
73	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn's Appliance, Super 1 Foods
74	Chicopee Marketplace	Chicopee	MA	2005	05/04/06	116,220	100%	1,666,194	Marshalls, Staples	Home Depot, Wal-Mart
75	Easton Village	Easton	MA	2003	08/10/05	101,099	94%	1,836,136	CVS, Roche Bros.
76	Lunenberg Crossing	Lunenburg	MA	1994	08/10/05	25,515	92%	299,275	Fashion Bug	Hannaford Bros., Wal-Mart
77	Brunswick Plaza	Brunswick	ME	2005	08/10/05	169,793	100%	864,000	Lowe's	Wal-Mart Supercenter
78	BJ's Plaza	Portland	ME	1991	08/10/05	104,233	100%	750,477	BJ’s Wholesale Club
79	Delta Center	Lansing	MI	2005	12/12/95	186,246	89%	1,803,900	Bed Bath & Beyond, Gift & Bible Center, Hobby Lobby
80	Fashion Corner	Saginaw	MI	2004	12/12/95	179,678	89%	1,481,671	Bed Bath & Beyond, Best Buy, Dunham's
81	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	99%	1,268,902	Sheena Value Land, Wal-Mart
82	Washtenaw Fountain Plaza	Ypsilanti	MI	2005	10/05/92	135,942	89%	745,843	A.J. Wright, Dollar Tree, Dunhams, Save-a-Lot
83	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	379,819	Books-A-Million, Georgia Carpet Outlet, Office Depot	Kroger
84	Northwoods Plaza	Albemarle	NC	1983	08/10/05	32,705	100%	226,887	Food Lion
85	Devonshire Place	Cary	NC	1996	08/10/05	104,441	100%	1,301,193	Borders, Golf Galaxy, Lowes Foods, McFayden Music
86	Henderson Square	Henderson	NC	1995	08/10/05	165,929	100%	1,165,351	Belk's, Goody’s, JC Penney	Wal-Mart Supercenter
87	Longview Crossing	Hickory	NC	1988	08/10/05	40,598	100%	218,870	Food Lion
88	Springs Crossing	Hickory	NC	1996	08/10/05	43,071	100%	317,940	Family Dollar, Food Lion
89	Valley Crossing	Hickory	NC	1988	08/10/05	186,088	97%	1,545,817	Circuit City, Goody’s, Office Depot, T.J. Maxx
90	Parkway Plaza	Winston-Salem	NC	2005	12/12/02	286,405	89%	2,322,558	Citi Trends, Lowes Foods, Office Depot
91	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	95%	924,306	Golf Galaxy, Mattress Firm, Natural Health Superstore, Office Max
92	Willow Springs Plaza	Nashua	NH	1990	08/10/05	130,748	100%	1,900,321	JC Penney Home Store, Jordan's Warehouse, PETCO	Home Depot
93	Seacoast Shopping Center	Seabrook	NH	1991	08/10/05	91,690	100%	1,148,332	Jo-Ann Fabrics, Shaw’s	Wal-Mart
94	Dover Park Plaza	Yardville	NJ	2005	01/28/00	56,808	100%	730,712	CVS
95	Ladera	Albuquerque	NM	1982	03/01/02	126,012	82%	933,418	Brook's Supermarket, Dollar Tree
96	University Mall	Canton	NY	1967	01/01/76	81,027	100%	369,958	Rexford's Hardware, Wisebuys
97	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,340,898	Wegmans
98	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	100%	1,065,272	A.C. Moore, T.J. Maxx
99	Hornell Plaza	Hornell	NY	2005	07/31/98	253,813	95%	1,809,318	Wal-Mart, Wegmans
100	Greenport Towne Center	Hudson	NY	1993	08/10/05	75,525	100%	767,250	Fashion Bug, Price Chopper	Wal-Mart
101	Shops at Seneca Mall	Liverpool	NY	2005	08/03/93	231,024	97%	1,110,090	Big Lots, Kmart

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended September 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
102	Cortlandt Towne Center	Mohegan Lake	NY	1997	08/10/05	642,354	99%	9,138,624	A&P, Barnes & Noble, Best Buy, Levitz, Linens 'n Things, Marshalls, PetSmart, United Artists, Wal-Mart	Home Depot
103	Hannaford Plaza	Saratoga Springs	NY	2004	08/10/05	178,391	100%	1,969,005	Bare Bones, Hannaford Bros., Tractor Supply Company
104	Galleria Commons	Henderson	NV	2005	06/09/98	275,013	100%	2,696,826	Babies R Us, Burlington Coat Factory, Stein Mart, T.J. Maxx
105	Southland Shopping Center	Middleburg Heights	OH	2002	11/10/05	708,753	96%	5,767,056	BJ's Wholesale Club, Burlington Coat Factory, Giant Eagle, Marc's, Steve & Barry's
106	Southland South	Middleburg Heights	OH	1970	11/10/05	56,170	90%	395,761	Laser Adventure
107	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	468,400	Chief Supermarket, Rite Aid
108	Tops Plaza	North Olmstead	OH	2002	11/10/05	70,003	100%	1,045,354	Tops Market
109	Tops Plaza	North Ridgeville	OH	2002	11/10/05	60,830	100%	856,259	Tops Market
110	Brice Park	Reynoldsburg	OH	1989	03/04/98	158,565	97%	1,783,092	Michaels, Old Navy, Sun City Furniture
111	Streetsboro Crossing	Streetsboro	OH	2002	11/10/05	77,900	100%	1,017,650	Tops Market	Lowes, Target
112	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	98%	1,490,836	Big Lots, Pathmark
113	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,439,316	Kmart, Weis Markets
114	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	409,131	Chuck E. Cheese, Dunham's, Staples
115	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	94%	613,162	Hallmark, Redner's Warehouse Market	Kmart
116	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	2004	05/04/06	307,610	100%	1,929,546	Wal-Mart Supercenter
117	Anderson Plaza	Greenwood	SC	1983	08/10/05	46,258	66%	233,468	Food Lion
118	Northridge Plaza	Hilton Head	SC	1988	08/10/05	79,570	96%	654,077	Dollar General, Home Goods
119	Island Plaza	James Island	SC	2004	10/06/97	171,224	100%	1,093,261	Dollar Tree, Fred's, Food Lion, Gold's Gym
120	Beach Crossing	Myrtle Beach	SC	1984	08/10/05	45,790	100%	303,632	Advance Auto, Dollar General, Duron Paints, Imaginations
121	Remount Village	North Charleston	SC	1996	11/13/96	60,238	98%	551,116	BI-LO, Family Dollar
122	58 Crossing	Chattanooga	TN	1988	08/10/05	49,984	95%	352,890	Food Lion, Goodwill
123	East Ridge Crossing	Chattanooga	TN	1999	08/10/05	58,950	95%	585,805	Food Lion
124	Stone East Plaza	Kingsport	TN	1983	08/10/05	46,259	93%	281,289	Auto Zone, Cal Spas and Pools, Dollar General
125	Kingston Overlook	Knoxville	TN	1996	08/10/05	119,360	100%	892,748	American Signature Home, Babies R Us, Michaels
126	Suburban Plaza	Knoxville	TN	1997	08/10/05	127,239	97%	1,378,684	Barnes & Noble, Toys R Us
127	Lion's Head Village	Nashville	TN	2000	08/10/05	99,165	100%	1,228,522	Office Max, Stein Mart
128	Briarcliffe Square	Oak Ridge	TN	1988	08/10/05	41,778	100%	279,917	Food Lion
129	Merchant's Central	Winchester	TN	1997	12/09/97	208,123	95%	1,135,698	Wal-Mart Supercenter
130	Plantation Plaza	Clute	TX	1997	03/01/02	100,277	100%	826,451	Kroger, Walgreens
131	Marketplace at Flower Mound	Flower Mound	TX	1998	08/10/05	113,549	75%	1,196,915	Sprouts Farmer Market
132	Beltway South	Houston	TX	1998	03/01/02	107,174	97%	871,836	Kroger
133	Inwood Forest	Houston	TX	1997	03/01/02	77,553	90%	646,041	Cox's Foodarama
134	Jones Plaza	Houston	TX	2000	03/01/02	111,355	94%	1,133,368	24 Hour Fitness, Hancock Fabrics
135	Jones Square	Houston	TX	1999	03/01/02	169,003	100%	1,177,208	Big Lots, Hobby Lobby
136	Mount Houston Square	Houston	TX	1996	03/01/02	173,080	96%	1,186,831	Fallas Paredes, La Canasta Furnishings
137	Orange Grove	Houston	TX	2005	03/01/02	189,201	97%	1,667,493	24 Hour Fitness, Floor Décor, La Canasta Furnishings
138	The Crossing at Fry Road	Katy	TX	2005	03/01/02	234,044	100%	2,044,394	Hobby Lobby, Kroger, Palais Royal, Stein Mart
139	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	97%	863,469	Bealls (Stage), H.E.B.	Kmart
140	Keegan's Meadow	Stafford	TX	1999	03/01/02	125,298	98%	1,086,512	Palais Royal, Randalls
141	Tomball Parkway Plaza	Tomball	TX	2005	03/01/02	133,629	98%	941,317	Big Lots, Palais Royal	Hobby Lobby
142	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	95%	899,824	Babies R Us, Chuck E. Cheese
143	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	1,021,827	Wal-Mart
144	Valley Commons	Salem	VA	1988	08/10/05	45,580	87%	320,429	Food Lion
145	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	149,702	99%	1,258,262	Office Depot, The North Carolina Company
146	Strawbridge	Virginia Beach	VA	1997	08/10/05	43,764	100%	579,873	Regal Cinemas
147	Packard Plaza	Cudahy	WI	1992	12/12/02	125,247	86%	576,747	Aldi, Dunham's, Jo Ann Fabrics, Merchandise Outlet
148	Northridge Plaza	Milwaukee	WI	1996	12/12/02	152,664	92%	980,235	—
149	Moundsville Plaza	Moundsville	WV	2004	12/27/88	180,346	87%	1,118,362	Big Lots, Kroger
150	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,261	Office Depot, T.J. Maxx
151	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	603,657	Kmart

	NP/I&G Institutional Retail Company, LLC (8)
152	The Plaza at EastChase	Montgomery	AL	2003	11/10/05	112,285	93%	1,327,038	Cost Plus World Market, PetSmart, Pier 1 Imports, Ross Dress for Less	Kohl's, Target
153	The Shoppes at EastChase	Montgomery	AL	2002	11/10/05	251,517	96%	4,538,856	Abercrombie & Fitch, Ann Taylor, Banana Republic, Books-A-Million, Gap, Linens ‘n Things	Dillard's
154	New London Mall	New London	CT	2000	03/10/05	259,818	93%	2,785,007	Home Goods, Marshalls, PetSmart, ShopRite
155	Riverplace Shopping Center	Jacksonville	FL	1989	10/08/04	257,912	99%	2,798,432	Bealls, Sears, Stein Mart, T.J. Maxx
156	Conyers Crossroads	Conyers	GA	2000	03/22/04	458,895	97%	4,693,911	Belk's, Carmike Cinemas, Circuit City, Kohl's, Old Navy
157	Village Shoppes of Flowery Branch	Flowery Branch	GA	2002	07/22/04	92,985	97%	1,132,639	Publix
158	Village Shoppes of East Cherokee	Woodstock	GA	2003	05/20/04	128,667	82%	1,557,100	Publix
159	Rolling Meadows	Rolling Meadows	IL	1990	11/29/05	130,436	94%	1,592,156	Jewel-Osco
160	Meridian Towne Centre	Okemos	MI	2004	08/17/05	86,891	85%	943,139	David's Bridal, Marshalls, Pier 1 Imports	Kroger, Target

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended September 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
161	DSW Plaza at Lake Grove	Lake Grove	NY	1997	11/25/03	251,136	100%	4,015,969	Bally Total Fitness, DSW, Stop & Shop
162	Skytop Pavilion	Cincinnati	OH	1999	11/22/04	133,631	92%	1,587,858	biggs, Gold's Gym
163	Quail Springs Marketplace	Oklahoma City	OK	2003	05/18/05	294,613	100%	3,893,947	Office Depot, Old Navy, Ross Dress for Less, Ultimate Electronics	Lowe's
164	Westpark Shopping Center	Glen Allen	VA	2005	05/09/05	176,973	99%	2,294,699	Linens 'n Things, The Tile Shop, Ukrops Supermarket, Victory Lady	Bloom Brothers Furniture
						25,837,513	96%	$238,736,494
	Miscellaneous Properties
	BPR Land Partnership, L.P.
1	Undeveloped land parcels (9)	Frisco	TX	—	09/28/98	LAND	—	—
	BPR South, L.P.
2	Undeveloped land parcels (10)	Frisco	TX	—	09/28/98	LAND	—	—
						—	—	—
			STABILIZED PROPERTIES			25,837,513	96%	$238,736,494
Redevelopment Properties
	Community and Neighborhood Shopping Centers
	CA New Plan Acquisition Fund, LLC
1	Miracle Mile Shopping Plaza	Toledo	OH	2006	12/21/05	283,046	93%	$1,277,431	Big Lots, Kroger, T.J. Maxx
	CA New Plan Venture Fund, LLC
2	Clinton Crossing	Clinton	MS	2006	10/31/03	87,698	31%	338,254	—
	Galileo America LLC (8)
3	Conway Towne Center	Conway	AR	2006	12/12/02	180,519	75%	1,073,909	JC Penney	Office Depot
4	Green Acres	Saginaw	MI	2006	12/12/02	271,506	81%	1,280,231	A.J. Wright
	NPK Redevelopment I, LLC
5	Stateline Square	Southaven	MS	2006	10/07/05	—	—	—	—
6	Germantown Square	Cordova	TN	2006	10/07/05	—	—	—	—
7	Riverdale Square	Memphis	TN	2006	10/07/05	—	—	—	—
	Westgate Mall, LLC
8	Westgate	Fairview Park	OH	2006	02/25/05	—	—	—	Kohl's
		REDEVELOPMENT PROPERTIES				822,769	78%	$3,969,825
New Development Properties
	Community and Neighborhood Shopping Centers
	Galileo America LLC (8)
1	Coastal Landing	Brooksville	FL	2006	01/10/06	—	—	—	—
		JOINT VENTURE PORTFOLIOS (8)				26,660,282	96%	$242,706,319

		TOTAL PORTFOLIO (7)				68,771,748	92%	$582,014,250

     (1)    Year of most recent redevelopment or year built if no redevelopment has occurred.

     (2)    Includes building square footage for ground leases.

     (3)    Includes all leases in effect on September 30, 2006, including those that are fully executed, but not yet open.

     (4)    Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet, whose lease term is greater than one year.

     (5)    In accordance with the provisions of EITF 04-5, this property has been included as a consolidated entity in the Company's financial statements.

     (6)    GLA for the property represents expected GLA when redevelopment is complete; ABR is based on leases executed.

     (7)    Includes 100 percent of properties owned by unconsolidated joint ventures.

     (8)    Includes impact of master lease agreements.

     (9)    Comprised of approximately 27.1 acres of undeveloped land.

   (10)    Comprised of approximately 8.4 acres of undeveloped land.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2006

Managed Portfolios

									Anchor
			Year	Date		Percent		Anchor	Tenant
Property Name	City	State	Built (1)	Acquired	GLA (2)	Leased (3)	ABR	Tenant (4)	Not Owned (4)
MANAGED PORTFOLIOS (5)
Stabilized Properties

Community and Neighborhood Shopping Centers

Pension Reserves Investment Management Board - Commonwealth of Massachusetts
1 Gwinnett Market Fair	Duluth	GA	1987	—	194,090	92%	$2,074,512	Bed Bath & Beyond, Marshalls, T.J. Maxx
2 Mount Prospect Plaza	Mt. Prospect	IL	1987	—	299,300	92%	2,410,019	Marshalls, Walgreen's	Wal-Mart
3 Neptune Shopping Center	Neptune Township	NJ	2005	—	215,424	99%	2,555,497	Home Goods, Marshalls, ShopRite

	TOTAL MANAGED PORTFOLIOS (5)				708,814	94%	$7,040,028

(1)                Year of most recent redevelopment or year built if no redevelopment has occurred.

(2)                Includes building square footage for ground leases.

(3)                Includes all leases in effect at September 30, 2006, including those that are fully executed, but not yet open.

(4)                Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet, whose lease term is greater than one year.

(5)                The Company does not have an ownership interest in these properties, but receives certain fees for management and leasing services provided.  This property data has otherwise been excluded from the information presented in this Supplemental Disclosure.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Summary of Joint Venture Portfolios

		Joint Venture Debt					Company
									Investments in /
			Average	Average	%	%			Advances to
		Amount	Interest	Term	Fixed Rate	Variable Rate	Percent		Unconsolidated
Property Name	JV Partner	Outstanding (1)	Rate	Remaining	Debt	Debt	Ownership	Economic Structure	Ventures

UNCONSOLIDATED VENTURES

Arapahoe Crossings, L.P.	Foreign investor	$ 47,995,180	5.34%	7.0 years	100%	—	30%	Increased participation after 10% return	$ 6,814,985
BPR Land Partnership, L.P.	George Allen / Milton Schaffer	—	—	—	—	—	50%	10% return	937,682
BPR Shopping Center, L.P.	Foreign investor / George Allen / Milton Schaffer	67,984,336	6.64%	5.2 years	100%	—	25%	Increased participation after 10% return	2,915,003
BPR South, L.P.	George Allen / Milton Schaffer	—	—	—	—	—	50%	10% return	821,132
CA New Plan Acquisition Fund, LLC (2)	Major U.S. pension fund	67,863,896	7.36%	0.8 years	—	100%	10%	Increasing participation after 10% IRR	2,543,246
CA New Plan Venture Direct Investment Fund, LLC (2)	Major U.S. pension fund	60,642,260	6.08%	5.4 years	70%	30%	10%	—	1,000,738
CA New Plan Venture Fund, LLC (2)	Major U.S. pension fund	54,846,430	7.06%	2.0 years	17%	83%	10%	Increasing participation after 12% IRR	3,209,861
Galileo America LLC	Galileo Shopping America Trust	1,245,661,630	5.52%	5.7 years	91%	9%	5%	—	34,500,960
NP/I&G Institutional Retail Company, LLC	JPMorgan Investment Management Inc.	281,558,767	4.94%	7.7 years	88%	12%	20%	Increased participation after 12% IRR	29,841,983
NP/I&G Institutional Retail Company II, LLC	JPMorgan Investment Management Inc.	—	—	—	—	—	20%	Increased participation after 10% IRR	—
NPK Redevelopment I, LLC (3)	Kmart Corporation (Sears Holding Corp.)	—	—	—	—	—	20%	Increasing participation after 10% return	1,901,481
Westgate Mall, LLC	Transwestern Investment Company / The Richard E. Jacobs Group	27,711,240	7.21%	0.1 years	—	100%	10%	Increasing participation after 13% IRR	1,319,389
									$ 85,806,460
CONSOLIDATED VENTURES (4)

NewSem Tyrone Gardens LLC	The Sembler Company	$ 8,920,231	5.24%	2.4 years	100%	0%	90%	—	$ —

(1)             Excludes unamortized premiums and discounts.

(2)             AEW serves as the advisor for the joint venture partner.

(3)             The Company has committed to contribute an additional $5.0 million to this joint venture.  Percent ownership represents the Company’s ownership interest in the joint venture subsequent to such contributions.

(4)             In accordance with the provisions of EITF 04-5, this property has been included as a consolidated entity in the Company’s financial statements.  Therefore, the Company’s equity investment balance has been eliminated and the debt associated with this property has been reported as a component of the Company’s consolidated debt amount.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended September 30, 2006

Summary of Unconsolidated Joint Venture Financials
(Unaudited, dollars in thousands, except footnotes)

	As of 9/30/06
		Company
	As Reported	Pro Rata Share
BALANCE SHEET

Assets:
Real estate assets	$2,933,476	$265,465
Accumulated depreciation	(138,870)	(13,929)
NET REAL ESTATE	2,794,606	251,536
Trade receivables, net of allowance for doubtful accounts	20,310	2,542
Other assets, net of accumulated amortization	203,192	18,189

TOTAL ASSETS	$3,018,108	$272,267

Liabilities:
Mortgages payable, net of unamortized premium	$1,861,828	$171,556
Credit facilities	—	—
Amounts payable to New Plan	4,394	338
Other liabilities	133,462	9,605
TOTAL LIABILITIES	1,999,684	181,499

TOTAL EQUITY	1,018,424	90,768

TOTAL LIABILITIES AND EQUITY	$3,018,108	$272,267

	Three Months Ended 9/30/06
		Company
	As Reported	Pro Rata Share
INCOME STATEMENT

Total revenues	$82,028	$7,594
Operating expenses	22,384	2,225
NET OPERATING INCOME	59,644	5,369

Interest expense	26,404	2,424
Depreciation and amortization	27,698	2,263
Other expense (income)	(100)	(105)
Gain on sale of real estate	—	—
INCOME FROM CONTINUING OPERATIONS	5,642	787

INCOME FROM DISCONTINUED OPERATIONS	(2)	—

NET INCOME	$5,640	$787

Fee income adjustment (1)	—	316

ADJUSTED NET INCOME	$5,640	$1,103

	Three Months Ended 9/30/06
		Company
	As Reported	Pro Rata Share
FUNDS FROM OPERATIONS (2)

Net income	$5,640	$787
Add:
Depreciation and amortization
Continuing operations real estate assets	27,698	2,263
Discontinued operations real estate assets	—	—
Deduct:
Loss (gain) on sale of real estate (3)	—	—
(Gain) loss on sale of discontinued operations (3)	—	—
FUNDS FROM OPERATIONS	$33,338	$3,050

(1)             Represents the Company’s ownership interest in fee income earned.

(2)             FFO is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  Please refer to page 8 for additional information regarding the Company’s definition of FFO.

(3)             Excludes gain / loss on sale of land.

Includes results from direct equity investments in Arapahoe Crossings, L.P.; BPR Land Partnership, L.P.; BPR Shopping Center, L.P.; BPR South, L.P.; CA New Plan Acquisition Fund, LLC; CA New Plan Venture Direct Investment Fund, LLC; CA New Plan Venture Fund, LLC; Galileo America LLC; NP/I&G Institutional Retail Company, LLC; NP/I&G Institutional Retail Company II, LLC; NPK Redevelopment I, LLC and Westgate Mall, LLC.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.